                                                                    EXHIBIT 4.19



================================================================================

                   WEATHERFORD INTERNATIONAL LTD., AS ISSUER,

                 WEATHERFORD INTERNATIONAL, INC., AS GUARANTOR,



                                       AND

                    [                                       ]



                                     TRUSTEE

                                   ----------



                                    INDENTURE



                  DATED AS OF                           , 2002
                              --------------------------




                                   ----------



                             SENIOR DEBT SECURITIES



================================================================================

                         WEATHERFORD INTERNATIONAL LTD.
     RECONCILIATION AND TIE BETWEEN TRUST INDENTURE ACT OF 1939, AS AMENDED,
               AND INDENTURE, DATED AS OF ________________, 2002

TRUST INDENTURE ACT SECTION                                    INDENTURE SECTION
---------------------------                                    -----------------

Section 310(a)(1)............................................................6.9
     (a)(2)..................................................................6.9
     (a)(3).......................................................Not Applicable
     (a)(4).......................................................Not Applicable
     (a)(5)..................................................................6.9
     (b).....................................................................6.8

Section 311.................................................................6.13

Section 312(a).......................................................7.1, 7.2(a)
     (b)..................................................................7.2(b)
     (c)..................................................................7.2(c)

Section 313(a)...............................................................7.3
     (b).......................................................................*
     (c).......................................................................*
     (d).....................................................................7.3

Section 314(a)...............................................................7.4
     (a)(4).................................................................10.7
     (b)..........................................................Not Applicable
     (c)(1)..................................................................1.3
     (c)(2)..................................................................1.3
     (c)(3).......................................................Not Applicable
     (d)..........................................................Not Applicable
     (e).....................................................................1.3

Section 315(a)............................................................6.1(a)
     (b).....................................................................6.2
     (c)..................................................................6.1(b)
     (d)..................................................................6.1(c)
     (d)(1)............................................................6.1(a)(1)
     (d)(2)............................................................6.1(c)(2)
     (d)(3)............................................................6.1(c)(3)
     (e)....................................................................5.14

Section 316(a)..........................................................1.1, 1.2
     (a)(1)(A).........................................................5.2, 5.12
     (a)(1)(B)..............................................................5.13
     (a)(2).......................................................Not Applicable
     (b).....................................................................5.8
     (c)..................................................................1.5(f)

TRUST INDENTURE ACT SECTION                                    INDENTURE SECTION
---------------------------                                    -----------------

Section 317(a)(1)............................................................5.3
     (a)(2)..................................................................5.4
     (b)....................................................................10.3

Section 318(a)...............................................................1.8


NOTE: This reconciliation and tie shall not, for any purpose, be deemed to be a part of the Indenture.

* Deemed included pursuant to Section 318(c) of the Trust Indenture Act

                                TABLE OF CONTENTS

PARTIES.......................................................................2

RECITALS OF THE COMPANY.......................................................2

ARTICLE ONE DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION...........2
   Section 1.1.  Definitions..................................................2
   Section 1.2.  Incorporation by Reference of Trust Indenture Act............9
   Section 1.3.  Compliance Certificates and Opinions........................10
   Section 1.4.  Form of Documents Delivered to Trustee......................10
   Section 1.5.  Acts of Holders; Record Dates...............................11
   Section 1.6.  Notices, Etc., to Trustee, Company and Guarantor............12
   Section 1.7.  Notice to Holders; Waiver...................................12
   Section 1.8.  Conflict with Trust Indenture Act...........................12
   Section 1.9.  Effect of Headings and Table of Contents....................13
   Section 1.10. Successors and Assigns......................................13
   Section 1.11. Separability Clause.........................................13
   Section 1.12. Benefits of Indenture.......................................13
   Section 1.13. Governing Law...............................................13
   Section 1.14. Legal Holidays..............................................14
   Section 1.15. Securities in a Composite Currency, Currency Unit or
                 Foreign Currency............................................14
   Section 1.16. Payment in Required Currency; Judgment Currency.............15
   Section 1.17. Language of Notices, Etc....................................15
   Section 1.18. Incorporators, Shareholders, Officers and Directors of
                 the Company and Guarantor Exempt from Individual Liability..15

ARTICLE TWO SECURITY FORMS...................................................15
   Section 2.1.  Forms Generally.............................................15
   Section 2.2.  Form of Face of Security....................................16
   Section 2.3.  Form of Reverse of Security.................................18
   Section 2.4.  Global Securities...........................................22
   Section 2.5.  Form of Trustee's Certificate of Authentication.............23

ARTICLE THREE THE SECURITIES.................................................24
   Section 3.1.  Amount Unlimited; Issuable in Series........................24
   Section 3.2.  Denominations...............................................26
   Section 3.3.  Execution, Authentication, Delivery and Dating..............27
   Section 3.4.  Temporary Securities........................................28
   Section 3.5.  Registration, Registration of Transfer and Exchange.........29
   Section 3.6.  Mutilated, Destroyed, Lost and Stolen Securities............31
   Section 3.7.  Payment of Interest; Interest Rights Preserved..............32
   Section 3.8.  Persons Deemed Owners.......................................33
   Section 3.9.  Cancellation................................................33
   Section 3.10. Computation of Interest.....................................33
   Section 3.11. CUSIP or CINS Numbers.......................................34

ARTICLE FOUR SATISFACTION AND DISCHARGE......................................34
   Section 4.1.  Satisfaction and Discharge of Indenture.....................34
   Section 4.2.  Application of Trust Money..................................35

ARTICLE FIVE REMEDIES........................................................35
   Section 5.1.  Events of Default...........................................35
   Section 5.2.  Acceleration of Maturity; Rescission and Annulment..........36
   Section 5.3.  Collection of Indebtedness and Suits for Enforcement by
                 Trustee.....................................................37
   Section 5.4.  Trustee May File Proofs of Claim............................37
   Section 5.5.  Trustee May Enforce Claims Without Possession of
                 Securities..................................................38
   Section 5.6.  Application of Money Collected..............................38
   Section 5.7.  Limitation on Suits.........................................38
   Section 5.8.  Unconditional Right of Holders to Receive Principal,
                 Premium and Interest........................................39
   Section 5.9.  Restoration of Rights and Remedies..........................39
   Section 5.10. Rights and Remedies Cumulative..............................39
   Section 5.11. Delay or Omission Not Waiver................................39
   Section 5.12. Control by Holders..........................................40
   Section 5.13. Waiver of Past Defaults.....................................40
   Section 5.14. Undertaking for Costs.......................................40
   Section 5.15. Waiver of Stay or Extension Laws............................41

ARTICLE SIX THE TRUSTEE......................................................41
   Section 6.1.  Certain Duties and Responsibilities.........................41
   Section 6.2.  Notice of Defaults..........................................42
   Section 6.3.  Certain Rights of Trustee...................................42
   Section 6.4.  Not Responsible for Recitals or Issuance of Securities......43
   Section 6.5.  May Hold Securities.........................................43
   Section 6.6.  Money Held in Trust.........................................44
   Section 6.7.  Compensation and Reimbursement..............................44
   Section 6.8.  Disqualification; Conflicting Interests.....................44
   Section 6.9.  Corporate Trustee Required; Eligibility.....................45
   Section 6.10. Resignation and Removal; Appointment of Successor...........45
   Section 6.11. Acceptance of Appointment by Successor......................46
   Section 6.12. Merger, Conversion, Consolidation or Succession to
                 Business....................................................47
   Section 6.13. Preferential Collection of Claims Against Company...........47
   Section 6.14. Appointment of Authenticating Agent.........................48

ARTICLE SEVEN HOLDERS' LISTS AND REPORTS BY TRUSTEE AND COMPANY..............49
   Section 7.1.  Company to Furnish Trustee Names and Addresses of Holders...49
   Section 7.2.  Preservation of Information; Communications to Holders......49
   Section 7.3.  Reports by Trustee..........................................51
   Section 7.4.  Reports by Company..........................................51

ARTICLE EIGHT CONSOLIDATION, AMALGAMATION, MERGER AND SALE...................51
   Section 8.1.  Company May Consolidate, Etc., Only on Certain Terms........51
   Section 8.2.  Successor Substituted.......................................52

ARTICLE NINE SUPPLEMENTAL INDENTURES.........................................52
   Section 9.1.  Supplemental Indentures Without Consent of Holders..........52
   Section 9.2.  Supplemental Indentures with Consent of Holders.............54
   Section 9.3.  Execution of Supplemental Indentures........................55
   Section 9.4.  Effect of Supplemental Indentures...........................55
   Section 9.5.  Conformity with Trust Indenture Act.........................55
   Section 9.6.  Reference in Securities to Supplemental Indentures..........55

ARTICLE TEN COVENANTS........................................................55
   Section 10.1. Payment of Principal, Premium and Interest..................55
   Section 10.2. Maintenance of Office or Agency.............................55
   Section 10.3. Money for Securities Payments to Be Held in Trust...........56
   Section 10.4. Existence...................................................57
   Section 10.5. Limitation on Liens.........................................57
   Section 10.6. Restriction of Sale-Leaseback Transactions..................58
   Section 10.7. Statement by Officers as to Default.........................59
   Section 10.8. Waiver of Certain Covenants.................................59
   Section 10.9. Additional Amounts..........................................60

ARTICLE ELEVEN REDEMPTION OF SECURITIES......................................60
   Section 11.1. Applicability of Article....................................60
   Section 11.2. Election to Redeem; Notice to Trustee.......................60
   Section 11.3. Selection by Trustee of Securities to Be Redeemed...........61
   Section 11.4. Notice of Redemption........................................61
   Section 11.5. Deposit of Redemption Price.................................62
   Section 11.6. Securities Payable on Redemption Date.......................62
   Section 11.7. Securities Redeemed in Part.................................62

ARTICLE TWELVE SINKING FUNDS.................................................63
   Section 12.1. Applicability of Article....................................63
   Section 12.2. Satisfaction of Sinking Fund Payments with Securities.......63
   Section 12.3. Redemption of Securities for Sinking Fund...................63

ARTICLE THIRTEEN DEFEASANCE..................................................64
   Section 13.1. Applicability of Article....................................64
   Section 13.2. Legal Defeasance............................................64
   Section 13.3. Covenant Defeasance.........................................65
   Section 13.4. Deposited Money and U.S. Government Obligations to be
                 Held in Trust...............................................66
   Section 13.5. Repayment to Company; Qualifying Trustee....................67

ARTICLE FOURTEEN GUARANTEE OF SECURITIES.....................................67
   Section 14.1. Unconditional Guarantee.....................................67
   Section 14.2. Execution and Delivery of Notation of Guarantee.............69
   Section 14.3. Reports by Guarantor........................................70


NOTE: This table of contents shall not, for any purpose, be deemed to be a part of the Indenture.

                                     PARTIES

         INDENTURE, dated as of ____________ [__], 2002, among WEATHERFORD INTERNATIONAL LTD., a company duly organized and existing under the laws of Bermuda (herein called the "Company"), having an office at c/o Corporate Managers (Barbados) Ltd., First Floor, Trident House, Lower Broad Street, Bridgetown, Barbados, WEATHERFORD INTERNATIONAL, INC., a corporation duly organized and existing under the laws of the State of Delaware (herein called
the "Guarantor"), and [            ], a [             ] banking corporation,
as Trustee (the "Trustee").

                            RECITALS OF THE COMPANY:

         The Company has duly authorized the execution and delivery of this Indenture to provide for the issuance from time to time of its unsecured senior debentures, notes or other evidences of indebtedness (herein called the "Securities"), which may but are not required to be guaranteed by the Guarantor, to be issued in one or more series as in this Indenture provided. The Company indirectly owns 100% of the capital stock of the Guarantor.

         All things necessary to make this Indenture a valid agreement of the Company and of the Guarantor, in accordance with its terms, have been done.

         This Indenture is subject to the provisions of the Trust Indenture Act that are required to be a part of this Indenture and, to the extent applicable, shall be governed by such provisions.

         NOW, THEREFORE, THIS INDENTURE WITNESSETH:

         For and in consideration of the premises and the purchase of the Securities by the Holders thereof, it is mutually covenanted and agreed, for the equal and proportionate benefit of all Holders of the Securities or of series thereof, as follows:

                                   ARTICLE ONE
             DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION

Section 1.1. Definitions.

         For all purposes of this Indenture, except as otherwise expressly provided or unless the context otherwise requires:

                  (1) the terms defined in this Article have the meanings assigned to them in this Article and include the plural as well as the singular;

                  (2) all terms used in this Indenture that are defined in the Trust Indenture Act, defined by a Trust Indenture Act reference to another statute or defined by a Commission rule under the Trust Indenture Act have the meanings so assigned to them;

                  (3) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with GAAP;

                  (4) the words "herein", "hereof" and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision;

                  (5) the words "Article" and "Section" refer to an Article and Section, respectively, of this Indenture; and

                  (6) the word "includes" and its derivatives means "includes, but is not limited to" and corresponding derivative definitions.

         Certain terms, used principally in Article Six, are defined in that Article.

"Act", when used with respect to any Holder, has the meaning specified in
Section 1.5.

"Affiliate" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

"Attributable Indebtedness" means, with respect to any Sale-Leaseback Transaction as of any particular time, the present value (discounted at the rate of interest implicit in the terms of the lease) of the obligations of the lessee under such lease for net rental payments during the remaining term of the lease (including any period for which such lease has been extended). "Net rental payments" under any lease for any period means the sum of the rental and other payments required to be paid in such period by the lessee thereunder, not including, however, any amounts required to be paid by such lessee (whether or not designated as rental or additional rental) on account of maintenance and repairs, insurance, taxes, assessments or similar charges required to be paid by such lessee thereunder contingent upon the amount of sales or deliveries, maintenance and repairs, insurance, taxes, assessments or similar charges.

"Authenticating Agent" means any Person authorized by the Trustee to act on behalf of the Trustee to authenticate Securities.

"Banking Day" means, in respect of any city, any date on which commercial banks are open for business in that city.

"Bankruptcy Law" means any applicable Federal or State or Bermuda bankruptcy, insolvency, reorganization or other similar law.

"Board of Directors" means either the board of directors of the Company or of the Guarantor, as applicable, or any duly authorized committee of that board to which the powers of that board have been lawfully delegated.

"Board Resolution" means a copy of a resolution certified by the Secretary or an Assistant Secretary of the Company, the principal financial officer of the Company or the Guarantor, any other authorized officer of the Company or the Guarantor, or a person duly authorized by any of them, in each case as applicable, to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification, and delivered to the Trustee. Where any provision of this Indenture refers to action to be taken pursuant to a Board Resolution (including the establishment of any series of the Securities and the forms and terms thereof), such action may be taken by any committee, officer or employee of the Company or the Guarantor, as applicable, authorized to take such action by the Board of Directors as evidenced by a Board Resolution.

"Business Day", when used with respect to any Place of Payment or other location, means, except as otherwise provided as contemplated by Section 3.1 with respect to any series of Securities, each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in that Place of Payment or other location are authorized or obligated by law, executive order or regulation to close.

"CINS" means CUSIP International Numbering System.

"Commission" means the Securities and Exchange Commission, as from time to time constituted, created under the Securities Exchange Act of 1934, or, if at any time after the execution of this instrument such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties at such time.

"Company" means the Person named as the "Company" in the first paragraph of this instrument until a successor or resulting corporation shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Company" shall mean such successor or resulting corporation.

"Company Request" or "Company Order" means, in the case of the Company, a written request or order signed in the name of the Company by its Chairman of the Board, its Chief Executive Officer, its President, any of its Vice Presidents or any other duly authorized officer of the Company or any person duly authorized by any of them, and delivered to the Trustee and, in the case of the Guarantor, a written request or order signed in the name of the Guarantor by its Chairman of the Board, its Chief Executive Officer, its President, any of its Vice Presidents or any other duly authorized officer of the Guarantor or any person duly authorized by any of them, and delivered to the Trustee.

"Consolidated Net Worth" means, at any date of determination, the amount of total shareholders' equity shown in most recent consolidated statement of financial position of the Company.

"Corporate Trust Office" means the office of the Trustee at which at any particular time its corporate trust business shall be principally administered and which, at the date hereof, is located at [ ].

"corporation" includes corporations, companies, associations, partnerships, limited partnerships, limited liability companies, joint-stock companies and trusts.

"covenant defeasance" has the meaning specified in Section 13.3.

"CUSIP" means the Committee on Uniform Securities Identification Procedures.

"Custodian" means any receiver, trustee, assignee, liquidator or similar official under any Bankruptcy Law.

"Debt" means any obligation created or assumed by any Person for the repayment of money borrowed and any purchase money obligation created or assumed by such Person and any guarantee of the foregoing.

"Default" means, with respect to a series of Securities, any event that is, or after notice or lapse of time or both would be, an Event of Default.

"Defaulted Interest" has the meaning specified in Section 3.7.

"defeasance" has the meaning specified in Section 13.2.

"Definitive Security" means a security other than a Global Security or a temporary Security.

"Depositary" means, with respect to the Securities of any series issuable or issued in whole or in part in the form of one or more Global Securities, a clearing agency registered under the Exchange Act that is designated to act as Depositary for such Securities as contemplated by Section 3.1, until a successor Depositary shall have become such pursuant to the applicable provisions of this Indenture, and thereafter shall mean or include each Person which is a Depositary hereunder, and if at any time there is more than one such Person, shall be a collective reference to such Persons.

"Dollar" or "$" means the coin or currency of the United States of America, which at the time of payment is legal tender for the payment of public and private debts.

"Event of Default" has the meaning specified in Section 5.1.

"Foreign Currency" means a currency used by the government of a country other than the United States of America.

"GAAP" means generally accepted accounting principles in the United States set forth in the opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or in such other statements by such other entity as may be approved by a significant segment of the accounting profession of the United States, as in effect from time to time.

"Global Security" means a Security in global form that evidences all or part of a series of Securities and is authenticated and delivered to, and registered in the name of, the Depositary for the Securities of such series or its nominee.

"Guarantee" has the meaning specified in Section 14.1.

"Guarantor" means the person named in the first paragraph of this instrument until a successor guarantor shall have become such pursuant to applicable provisions of this Indenture, and thereafter "Guarantor" shall mean or include each Person who is then a Guarantor hereunder.

"Holder" means a Person in whose name a Security is registered in the Security Register.

"Indenture" means this instrument as originally executed or as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof, including, for all purposes of this instrument, and any such supplemental indenture, the provisions of the Trust Indenture Act that are deemed to be part of and govern this instrument and any such supplemental indenture, respectively. The term "Indenture" also shall include the terms of particular series of Securities established as contemplated by Section 3.1.

"interest", when used with respect to an Original Issue Discount Security which by its terms bears interest only after Maturity, means interest payable after Maturity.

"Interest Payment Date", when used with respect to any Security, means the Stated Maturity of an installment of interest on such Security.

"Judgment Currency" has the meaning specified in Section 1.16.

"Lien" means any mortgage, pledge, security interest, charge, lien or other encumbrance of any kind, whether or not filed, recorded or perfected under applicable law.

"mandatory sinking fund payment" has the meaning specified in Section 12.1. "Maturity", when used with respect to any Security, means the date on which the principal of such Security or an installment of principal becomes due and payable as therein or herein provided, whether at the Stated Maturity or by declaration of acceleration, call for redemption or otherwise.

"Notice of Default" means a written notice of the kind specified in Section 5.1(3).

"Officer's Certificate" means, in the case of the Company, a certificate signed by the Chairman of the Board, the Chief Executive Officer, the President, any Vice President or any other duly authorized officer of the Company, or a person duly authorized by any of them, and delivered to the Trustee and, in the case of the Guarantor, a certificate signed by the Chairman of the Board, the Chief Executive Officer, the President, any Vice President or any other duly authorized officer of the Guarantor, or a person duly authorized by any of them, and delivered to the Trustee.

"Opinion of Counsel" means a written opinion of counsel, who may be an employee of or counsel for the Company or the Guarantor, as the case may be, and who shall be reasonably acceptable to the Trustee.

"optional sinking fund payment" has the meaning specified in Section 12.1.

"Original Issue Discount Security" means any Security which provides for an amount less than the principal amount thereof to be due and payable upon a declaration of acceleration of the Maturity thereof pursuant to Section 5.2.

"Outstanding", when used with respect to Securities, means, as of the date of determination, all Securities theretofore authenticated and delivered under this Indenture, except:

                  (i) Securities theretofore canceled by the Trustee or delivered to the Trustee for cancellation;

                  (ii) Securities for whose payment or redemption money in the necessary amount has been theretofore deposited with the Trustee or any Paying Agent (other than the Company) in trust or set aside and segregated in trust by the Company (if the Company shall act as its own Paying Agent) for the Holders of such Securities; provided, however, that, if such Securities are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture or provision therefor satisfactory to the Trustee has been made;

                  (iii) Securities which have been paid pursuant to Section 3.6 or in exchange for or in lieu of which other Securities have been authenticated and delivered pursuant to this Indenture, other than any such Securities in respect of which there shall have been presented to the Trustee proof satisfactory to it that such Securities are held by a bona fide purchaser in whose hands such Securities are valid obligations of the Company; and

                  (iv) Securities, except to the extent provided in Section 13.2 and 13.3, with respect to which the Company has effected defeasance or covenant defeasance as provided in Article Thirteen, which defeasance or covenant defeasance then continues in effect;

provided, however, that in determining whether the Holders of the requisite principal amount of the Outstanding Securities have given any request, demand, authorization, direction, notice, consent or waiver hereunder, (A) the principal amount of an Original Issue Discount Security that shall be deemed to be Outstanding shall be the amount of the principal thereof that would be due and payable as of the date of such determination upon acceleration of the Maturity thereof on such date pursuant to Section 5.2, (B) the principal amount of a Security denominated in one or more currencies or currency units other than U.S. dollars shall be the U.S. dollar equivalent of such currencies or currency units, determined in the manner provided as contemplated by Section 3.1 on the date of original issuance of such Security or by Section 1.15, if not otherwise so provided pursuant to Section 3.1, of the principal amount (or, in the case of an Original Issue Discount Security, the U.S. dollar equivalent (as so determined) on the date of original issuance of such Security of the amount determined as provided in Clause (A) above) of such Security, and (C) Securities owned by the Company, the Guarantor or any other obligor upon the Securities or any Affiliate of the Company or of such other obligor shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Securities which the Trustee knows to be so owned shall be so disregarded. Securities so owned as described in Clause
(C) of the immediately preceding sentence which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Securities and that the pledgee is not the Company, the Guarantor or any other obligor upon the Securities or any Affiliate of the Company or of such other obligor.

"Paying Agent" means any Person authorized by the Company to pay the principal of and any premium or interest on any Securities on behalf of the Company.

"Periodic Offering" means an offering of Securities of a series from time to time, the specific terms of which Securities, including, without limitation, the rate or rates of interest or formula for determining the rate or rates of interest thereon, if any, the Stated Maturity or Stated Maturities thereof, the original issue date or dates thereof, the redemption provisions, if any, with respect thereto, and any other terms specified as contemplated by Section 3.1 with respect thereto, are to be determined by the Company upon the issuance of such Securities.

"Permitted Liens" means (i) any governmental Lien, mechanics', materialmen's, carriers' or similar Lien incurred in the ordinary course of business which is not yet due or which is being contested in good faith by appropriate proceedings and any undetermined Lien which is incidental to construction; (ii) the right reserved to, or vested in, any municipality or public authority by the terms of any right, power, franchise, grant, license, permit or by any provision of law, to purchase or recapture or to designate a purchaser of, any property, (iii) Liens of taxes and assessments which are (A) for the then current year, (B) not at the time delinquent, or (C) delinquent but the validity of which is being contested at the time by the Company or any Subsidiary in good faith; (iv) Liens of, or to secure performance of, leases; (v) any Lien upon, or deposits of, any assets in favor of any surety company or clerk of court for the purpose of obtaining indemnity or stay of judicial proceedings; (vi) any Lien upon property or assets acquired or sold by the Company or any Subsidiary resulting from the exercise of any rights arising out of defaults or receivables; (vii) any Lien incurred in the ordinary course of business in connection with workmen's compensation, unemployment insurance, temporary disability, social security, retiree health or similar laws or regulations or to secure obligations imposed by statute or governmental regulations; (viii) any Lien upon any property or assets in accordance with customary banking practice to secure any Debt incurred by the Company or any Subsidiary in connection with the exporting of goods to, or between, or the marketing of goods in, or the importing of goods from, foreign countries; or (ix) any Lien in favor of the United States of America or any state thereof, or any other country, or any political subdivision of any of the foregoing, to secure partial, progress, advance, or other payments pursuant to any contract or statute, or any Lien securing industrial development, pollution control, or similar revenue bonds.

"Person" means any individual, corporation, company, limited liability company, partnership, limited partnership, joint venture, association, joint-stock company, trust, other entity, unincorporated organization or government or any agency or political subdivision thereof.

"Place of Payment", when used with respect to the Securities of any series, means, unless otherwise specifically provided for with respect to such series as contemplated by Section 3.1, the office or agency of the Company in the City of New York and such other place or places where, subject to the provisions of
Section 1.2, the principal of and any premium and interest on the Securities of that series are payable as contemplated by Section 3.1.

"Predecessor Security" of any particular Security means every previous Security evidencing all or a portion of the same Debt as that evidenced by such particular Security; and, for the purposes of this definition, any Security authenticated and delivered under Section 3.6 in exchange for or in lieu of a mutilated, destroyed, lost or stolen Security shall be deemed to evidence the same debt as the mutilated, destroyed, lost or stolen Security.

"Redemption Date", when used with respect to any Security to be redeemed, means the date fixed for such redemption by or pursuant to this Indenture.

"Redemption Price", when used with respect to any Security to be redeemed, means the price at which it is to be redeemed pursuant to this Indenture.

"Regular Record Date" for the interest payable on any Interest Payment Date on the Securities of any series means the date specified for that purpose as contemplated by Section 3.1.

"Required Currency" has the meaning specified in Section 1.16.

"Sale-Leaseback Transaction" means any arrangement with any Person providing for the leasing by the Company or any Subsidiary, for a period of more than three years, of any real or personal property, which property has been or is to be sold or transferred by the Company or such Subsidiary to such Person in contemplation of such leasing.

"Securities" has the meaning stated in the first recital of this Indenture and more particularly means any Securities authenticated and delivered under this Indenture.

"Security Register" and "Security Registrar" have the respective meanings specified in Section 3.5.

"Special Record Date" for the payment of any Defaulted Interest means a date fixed by the Trustee pursuant to Section 3.7.

"Stated Maturity", when used with respect to any Security or any installment of principal thereof or interest thereon, means the date specified in such Security as the fixed date on which the principal of such Security or such installment of principal or interest is due and payable.

"Stock" includes shares.

"Subsidiary" means (i) a corporation more than 50% of the outstanding voting stock of which is owned, directly or indirectly, by the Company or by one or more other Subsidiaries, or by the Company and one or more other Subsidiaries or
(ii) any partnership or similar business organization more than 50% of the ownership interests having ordinary voting power of which shall at the time be so owned. For the purposes of this definition, "voting stock" means capital stock or equity interests which ordinarily have voting power for the election of directors, whether at all times or only so long as no senior class of stock has such voting power by reason of any contingency.

"Trustee" means the Person named as the "Trustee" in the first paragraph of this instrument until a successor Trustee shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Trustee" shall mean or include each Person who is then a Trustee hereunder, and if at any time there is more than one such Person, "Trustee" as used with respect to the Securities of any series shall mean the Trustee with respect to Securities of that series.

"Trust Indenture Act" means the Trust Indenture Act of 1939, as amended, as in force at the date as of which this instrument was executed, except as provided in Section 9.5; provided, however, that if the Trust Indenture Act of 1939 is amended after such date, "Trust Indenture Act" means, to the extent required by any such amendment, the Trust Indenture Act of 1939 as so amended.

"U.S. Person" shall have the meaning assigned to such term in Section 7701(a)(30) of the Internal Revenue Code of 1986, as amended.

"U.S. Government Obligations" means securities which are (i) direct obligations of the United States for the payment of which its full faith and credit is pledged, or (ii) obligations of a Person controlled or supervised by and acting as an agency or instrumentality of the United States, the payment of which is unconditionally guaranteed as a full faith and credit obligation by the United States, each of which are not callable or redeemable at the option of the issuer thereof.

"Vice President", when used with respect to the Company, the Guarantor or the Trustee, means any vice president, whether or not designated by a number or a word or words added before or after the title "vice president."

Section 1.2. Incorporation by Reference of Trust Indenture Act.

         Whenever this Indenture refers to a provision of the Trust Indenture Act, the provision is incorporated by reference in and made a part of this Indenture. The following Trust Indenture Act terms used in this Indenture have the following meanings:

                  "commission" means the Commission.

                  "indenture securities" means the Securities.

                  "indenture security holder" means a Holder.

                  "indenture to be qualified" means this Indenture.

                  "indenture trustee" or "institutional trustee" means the Trustee.

                  "obligor" on the indenture securities means the Company, the Guarantor (if applicable) or any other obligor on the indenture securities.

         All terms used in this Indenture that are defined by the Trust Indenture Act, defined by a Trust Indenture Act reference to another statute or defined by a Commission rule under the Trust Indenture Act have the meanings so assigned to them.

Section 1.3. Compliance Certificates and Opinions.

         Upon any application or request by the Company or the Guarantor to the Trustee to take any action under any provision of this Indenture, the Company or the Guarantor, as the case may be, shall furnish to the Trustee an Officer's Certificate stating that all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with and an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with, except that in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Indenture relating to such particular application or request, no additional certificate or opinion need be furnished except as required under Section 314(c) of the Trust Indenture Act.

         Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture (except for certificates provided for in Section 10.7) shall include

                  (1) a statement that each individual signing such certificate or opinion has read such covenant or condition and the definitions herein relating thereto;

                  (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

                  (3) a statement that, in the opinion of each such individual, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and

                  (4) a statement as to whether, in the opinion of each such individual, such condition or covenant has been complied with.

Section 1.4. Form of Documents Delivered to Trustee.

         In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

         Any certificate or opinion of an officer of the Company or the Guarantor may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows or, in the exercise of reasonable care, should know that the certificate or opinion or representations with respect to the matters upon which his certificate or opinion is based are erroneous. Any such certificate or opinion of counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Company or the Guarantor, as the case may be, stating that the information with respect to such factual matters is in the possession of the Company or the Guarantor, as the case may be, unless such counsel knows that the certificate or opinion or representations with respect to such matters are erroneous.

         Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

Section 1.5. Acts of Holders; Record Dates.

                  (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed (either physically or by means of a facsimile or an electronic transmission, provided that such electronic transmission is transmitted through the facilities of a Depositary) by such Holders in person or by agent duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee and, where it is hereby expressly required, to the Company or the Guarantor. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Holders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Section 315 of the Trust Indenture Act) conclusive in favor of the Trustee, the Company and, if applicable, the Guarantor, if made in the manner provided in this Section.

                  (b) The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by a certificate of a notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Where such execution is by a signer acting in a capacity other than his individual capacity, such certificate or affidavit shall also constitute sufficient proof of his authority. The fact and date of the execution of any such instrument or writing, or the authority of the Person executing the same, may also be proved in any other manner which the Trustee deems sufficient.

                  (c) The ownership, principal amount and serial numbers of Securities held by any Person, and the date of commencement of such Person's holding of same, shall be proved by the Security Register.

                  (d) Any request, demand, authorization, direction, notice, consent, waiver or other Act of the Holder of any Security shall bind every future Holder of the same Security and the Holder of every Security issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Trustee, the Company or, if applicable, the Guarantor in reliance thereon, whether or not notation of such action is made upon such Security.

                  (e) Without limiting the foregoing, a Holder entitled to give or take any action hereunder with regard to any particular Security may do so with regard to all or any part of the principal amount of such Security or by one or more duly appointed agents each of which may do so pursuant to such appointment with regard to all or any different part of such principal amount.

                  (f) The Company may set any day as the record date for the purpose of determining the Holders of Outstanding Securities of any series entitled to give or take any request, demand, authorization, direction, notice, consent, waiver or other Act provided or permitted by this Indenture to be given or taken by Holders of Securities of such series, but the Company shall have no obligation to do so. With regard to any record date set pursuant to this paragraph, the Holders of Outstanding Securities of the relevant series on such record date (or their duly appointed agents), and only such Persons, shall be entitled to give or take the relevant action, whether or not such Holders remain Holders after such record date.

Section 1.6. Notices, Etc., to Trustee, Company and Guarantor.

         Any request, demand, authorization, direction, notice, consent, waiver or Act of Holders or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with,

                  (1) the Trustee by any Holder, the Guarantor or by the Company shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing to or with the Trustee at its Corporate Trust Office, Attention: [Corporate Trust Department],

                  (2) the Company by the Trustee, the Guarantor or by any Holder shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to the Company addressed to it at the address of its principal office specified in the first paragraph of this instrument to the attention of the Corporate Secretary, or at any other address previously furnished in writing to the Trustee by the Company, or

                  (3) the Guarantor by the Company, the Trustee or by any Holder shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to the Guarantor addressed to: Weatherford International, Inc., 575 Post Oak Blvd., Suite 600, Houston, Texas 77027, Attention: Corporate Secretary, or at any other address previously furnished in writing to the Trustee by the Guarantor.

Section 1.7. Notice to Holders; Waiver.

         Where this Indenture provides for notice to Holders of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to each Holder affected by such event, at his address as it appears in the Security Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice. In any case where notice to Holders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder shall affect the sufficiency of such notice with respect to other Holders. Any notice mailed to a Holder in the manner herein prescribed shall be conclusively deemed to have been received by such Holder, whether or not such Holder actually receives such notice.

         Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

         In case by reason of the suspension of regular mail service or by reason of any other cause it shall be impracticable to give such notice by mail, then such notification as shall be made with the approval of the Trustee shall constitute a sufficient notification for every purpose hereunder.

Section 1.8. Conflict with Trust Indenture Act.

         If any provision hereof limits, qualifies or conflicts with a provision of the Trust Indenture Act that is required under such Act to be a part of and govern this Indenture, the latter provision shall control. If any provision of this Indenture modifies or excludes any provision of the Trust Indenture Act that may be so modified or excluded, the latter provision shall be deemed to apply to this Indenture as so modified or excluded, as the case may be.

Section 1.9. Effect of Headings and Table of Contents.

         The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

Section 1.10. Successors and Assigns.

         All covenants and agreements in this Indenture by each of the Company and the Guarantor shall bind its successors and assigns, whether so expressed or not.

Section 1.11. Separability Clause.

         In case any provision in this Indenture or in the Securities or, if applicable, the Guarantee shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

Section 1.12. Benefits of Indenture.

         Nothing in this Indenture or in the Securities or, if applicable, the Guarantee, express or implied, shall give to any Person, other than the parties hereto and their successors hereunder and the Holders, any benefit or any legal or equitable right, remedy or claim under this Indenture.

Section 1.13. Governing Law.

         THIS INDENTURE, THE SECURITIES AND THE GUARANTEE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

         To the fullest extent permitted by applicable law, each of the Company and the Guarantor hereby irrevocably submits to the jurisdiction of any Federal or state court located in the Borough of Manhattan in The City of New York, New York in any suit, action or proceeding based on or arising out of or relating to this Indenture or any Securities and irrevocably agrees that all claims in respect of such suit or proceeding may be determined in any such court. Each of the Company and the Guarantor irrevocably waives, to the fullest extent permitted by law, any objection which it may have to the laying of the venue of any such suit, action or proceeding brought in an inconvenient forum. Each of the Company and the Guarantor agrees that final judgment in any such suit, action or proceeding brought in such a court shall be conclusive and binding and may be enforced in the courts of Bermuda (or any other courts of any other jurisdiction to which either of them is subject) by a suit upon such judgment, provided that service of process is effected upon the Company. Each of the Company and the Guarantor hereby irrevocably designates and appoints ______________________, New York, New York (the "Process Agent") as their authorized agent for purposes of this Section 1.13, it being understood that the designation and appointment of the Process Agent as such authorized agent shall become effective immediately without any further action on the part of the Company or the Guarantor, as the case may be. Each of the Company and the Guarantor further agrees that, unless otherwise required by law, service of process upon the Process Agent and written notice of said service to the Company or the Guarantor, as the case may be, mailed by prepaid registered first class mail or delivered to the Process Agent at its principal office, shall be deemed in every respect effective service of process upon the Company or the Guarantor, as the case may be, in any such suit or proceeding. Each of the Company and the Guarantor further agrees to take any and all action, including the execution and filing of any and all such documents and instruments as may be necessary, to continue such designation and appointment of the Process Agent in full force and effect so long as the Company or the Guarantor, as the case may be, has any outstanding obligations under this Indenture. To the extent the Company or the Guarantor, as the case may be, has or hereafter may acquire any immunity from jurisdiction of any court or from any legal process (whether through service of notice, attachment prior to judgment, attachment in aid of execution, executor or otherwise) with respect to itself or its property, each of the Company and the Guarantor hereby irrevocably waives such immunity in respect of its obligations under this Indenture to the extent permitted by law.

Section 1.14. Legal Holidays.

         In any case where any Interest Payment Date, Redemption Date or Stated Maturity of any Security shall not be a Business Day at any Place of Payment, then (notwithstanding any other provision of this Indenture or of the Securities or, if applicable, the Guarantee (other than a provision of the Securities of any series or, if applicable, the Guarantee that specifically states that such provision shall apply in lieu of this Section 1.14)) payment of interest or principal and any premium need not be made at such Place of Payment on such date, but may be made on the next succeeding Business Day at such Place of Payment with the same force and effect as if made on the Interest Payment Date or Redemption Date, or at the Stated Maturity, provided that no interest shall accrue for the period from and after such Interest Payment Date, Redemption Date or Stated Maturity, as the case may be.

Section 1.15. Securities in a Composite Currency, Currency Unit or Foreign Currency.

         Unless otherwise specified in an Officer's Certificate delivered pursuant to Section 3.1 of this Indenture with respect to a particular series of Securities, whenever for purposes of this Indenture any action may be taken by the Holders of a specified percentage in aggregate principal amount of Securities of all series or all series affected by a particular action at the time Outstanding and, at such time, there are Outstanding Securities of any series which are denominated in a coin, currency or currencies other than Dollars (including, but not limited to, any composite currency, currency units or Foreign Currency), then the principal amount of Securities of such series which shall be deemed to be Outstanding for the purpose of taking such action shall be that amount of Dollars that could be obtained for such amount at the Market Exchange Rate. For purposes of this Section 1.15, the term "Market Exchange Rate" shall mean the noon Dollar buying rate in The City of New York for cable transfers of such currency or currencies as published by the Federal Reserve Bank of New York, as of the most recent available date. If such Market Exchange Rate is not so available for any reason with respect to such currency, the Trustee shall use, in its sole discretion and without liability on its part, such quotation of the Federal Reserve Bank of New York as of the most recent available date, or quotations or rates of exchange from one or more major banks in The City of New York or in the country of issue of the currency in question, which for purposes of euros shall be Brussels, Belgium, or such other quotations or rates of exchange as the Trustee shall deem appropriate. The provisions of this paragraph shall apply in determining the equivalent principal amount in respect of Securities of a series denominated in a currency other than Dollars in connection with any action taken by Holders of Securities pursuant to the terms of this Indenture.

         All decisions and determinations of the Trustee regarding the Market Exchange Rate or any alternative determination provided for in the preceding paragraph shall be in its sole discretion and shall, in the absence of manifest error, be conclusive to the extent permitted by law for all purposes and irrevocably binding upon the Issuer and all Holders.

Section 1.16. Payment in Required Currency; Judgment Currency.

         Each of the Company and the Guarantor agrees, to the fullest extent that it may effectively do so under applicable law, that (a) if for the purpose of obtaining judgment in any court it is necessary to convert the sum due in respect of the principal of or interest on the Securities of any series (the "Required Currency") into a currency in which a judgment will be rendered (the "Judgment Currency"), the rate of exchange used shall be the rate at which in accordance with normal banking procedures the Trustee could purchase in The City of New York the Required Currency with the Judgment Currency on the day on which final unappealable judgment is entered, unless such day is not a Banking Day, then, to the extent permitted by applicable law, the rate of exchange used shall be the rate at which in accordance with normal banking procedures the Trustee could purchase in The City of New York the Required Currency with the Judgment Currency on the Banking Day next preceding the day on which final unappealable judgment is entered and (b) its obligations under this Indenture to make payments in the Required Currency (i) shall not be discharged or satisfied by any tender, or any recovery pursuant to any judgment (whether or not entered in accordance with subclause (a)), in any currency other than the Required Currency, except to the extent that such tender or recovery shall result in the actual receipt, by the payee, of the full amount of the Required Currency expressed to be payable in respect of such payments, (ii) shall be enforceable as an alternative or additional cause of action for the purpose of recovering in the Required Currency the amount, if any, by which such actual receipt shall fall short of the full amount of the Required Currency so expressed to be payable and (iii) shall not be affected by judgment being obtained for any other sum due under this Indenture.

Section 1.17. Language of Notices, Etc.

         Any request, demand, authorization, direction, notice, consent, waiver or Act required or permitted under this Indenture shall be in the English language, except that any published notice may be in an official language of the country of publication.

Section 1.18. Incorporators, Shareholders, Officers and Directors of the Company and Guarantor Exempt from Individual Liability.

         No recourse under or upon any obligation, covenant or agreement of or contained in this Indenture or of or contained in any Security or, if applicable, the Guarantee, or for any claim based thereon or otherwise in respect thereof, or in any Security or, if applicable, Guarantee, or because of the creation of any indebtedness represented thereby, shall be had against any incorporator, shareholder, member, officer, manager or director, as such, past, present or future, of the Company, the Guarantor or any successor Person, either directly or through the Company, the Guarantor or any successor Person, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise, it being expressly understood that all such liability is hereby expressly waived and released as a condition of, and as a part of the consideration for, the execution of this Indenture and the issue of the Securities.

                                   ARTICLE TWO
                                 SECURITY FORMS

Section 2.1. Forms Generally.

         The Securities of each series and, if applicable, the notation thereon relating to the Guarantee, shall be in substantially the form set forth in this Article Two, or in such other form or forms as shall be established by or pursuant to a Board Resolution or in one or more indentures supplemental hereto, in each case with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with the rules of any securities exchange or as may, consistently herewith, be determined by the officers executing such Securities and, if applicable, the Guarantee, as evidenced by their execution thereof.

         The definitive Securities shall be printed, lithographed or engraved on steel engraved borders or may be produced in any other manner, all as determined by the officers executing such Securities as evidenced by their execution thereof. If the form of Securities of any series is established by action taken pursuant to a Board Resolution, a copy of an appropriate record of such action shall be certified by an authorized officer or other authorized person on behalf of the Company and delivered to the Trustee at or prior to the delivery of the Company Order contemplated by Section 3.3 for the authentication and delivery of such Securities.

         The forms of Global Securities of any series shall have such provisions and legends as are customary for Securities of such series in global form, including without limitation any legend required by the Depositary for the Securities of such series.

Section 2.2. Form of Face of Security.

[If the Security is an Original Issue Discount Security, insert--FOR PURPOSES OF
SECTION 1275 OF THE UNITED STATES INTERNAL REVENUE CODE OF 1986, AS AMENDED, THE
AMOUNT OF THE ORIGINAL ISSUE DISCOUNT IS . . . . . . . ., THE ISSUE DATE IS . .
.. . . ., 20. . . [AND] [,] THE YIELD TO MATURITY IS . . . . . . . . [,] [AND THE
ORIGINAL ISSUE DISCOUNT FOR THE SHORT ACCRUAL PERIOD IS . . . . . . . . AND THE
METHOD USED TO DETERMINE THE YIELD THEREFOR IS . . . . .]]

[Insert any other legend required by the United States Internal Revenue Code or the regulations thereunder.]

[If a Global Security,--insert legend required by Section 204 of the Indenture] [If applicable, insert --UNLESS THIS SECURITY IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION, TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY SECURITY ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

                         WEATHERFORD INTERNATIONAL LTD.

                               [TITLE OF SECURITY]

No .......                                                          U.S. $......

[CUSIP No.   ]

WEATHERFORD INTERNATIONAL LTD., a company duly incorporated under the laws of Bermuda (herein called the "Company ", which term includes any successor or resulting Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to
......................................................., or registered assigns, the principal sum of ........................................................
United States Dollars on ........................................ [If the
Security is to bear interest prior to Maturity, insert--, and to pay interest thereon from ................... or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually on .........
and ........... in each year, commencing ..........., at the rate of ....... %
per annum, until the principal hereof is paid or made available for payment [if applicable, insert--, and at the rate of ___% per annum on any overdue principal and premium and on any installment of interest]. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the . . . . or . .
.. . (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture].

[If the Security is not to bear interest prior to Maturity, insert--The principal of this Security shall not bear interest except in the case of a default in payment of principal upon acceleration, upon redemption or at Stated Maturity and in such case the overdue principal of this Security shall bear interest at the rate of .......% per annum (to the extent that the payment of such interest shall be legally enforceable), which shall accrue from the date of such default in payment to the date payment of such principal has been made or duly provided for. Interest on any overdue principal shall be payable on demand. Any such interest on any overdue principal that is not so paid on demand shall bear interest at the rate of ........% per annum (to the extent that the payment of such interest shall be legally enforceable), which shall accrue from the date of such demand for payment to the date payment of such interest has been made or duly provided for, and such interest shall also be payable on demand.]

[If a Global Security, insert--Payment of the principal of (and premium, if any) and [if applicable, insert--any such] interest on this Security will be made by transfer of immediately available funds to a bank account in ___________ designated by the Holder in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts [state other currency].]

[If a Definitive Security, insert--Payment of the principal of (and premium, if any) and [if applicable, insert--any such] interest on this Security will be made at the office or agency of the Company maintained for that purpose in _______________, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts] [state other currency] [or subject to any laws or regulations applicable thereto and to the right of the Company (as provided in the Indenture) to rescind the designation of any such Paying Agent, at the [main] offices of ________________ in _____________, or at such other offices or agencies as the Company may designate, by [United States Dollar] [state other currency] check drawn on, or transfer to a [United States Dollar] account maintained by the payee with, a bank in The City of New York (so long as the applicable Paying Agency has received proper transfer instructions in writing at least ___ days prior to the payment date)] [if applicable, insert--; provided, however, that payment of interest may be made at the option of the Company by [United States Dollar] [state other currency] check mailed to the addresses of the Persons entitled thereto as such addresses shall appear in the Security Register] [or by transfer to a [United States Dollar] [state other currency] account maintained by the payee with a bank in The City of New York

[state other Place of Payment] (so long as the applicable Paying Agent has received proper transfer instructions in writing by the Record Date prior to the applicable Interest Payment Date)].]

Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

         IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

         Dated:

                                      WEATHERFORD INTERNATIONAL LTD.



                                      By:
                                         ----------------------------------

Section 2.3. Form of Reverse of Security.

This Security is one of a duly authorized issue of senior securities of the Company (herein called the "Securities"), issued and to be issued in one or more series under an Indenture, dated as of _____________ [ ], 200__ (herein called the "Indenture"), between the Company, the Guarantor and [ ], as Trustee (herein called the "Trustee", which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement, of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Guarantor, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. As provided in the Indenture, the Securities may be issued in one or more series, which different series may be issued in various aggregate principal amounts, may mature at different times, may bear interest, if any, at different rates, may be subject to different redemption provisions, if any, may be subject to different sinking, purchase or analogous funds, if any, may be subject to different covenants and Events of Default and may otherwise vary as in the Indenture provided or permitted. This Security is one of the series designated on the face hereof [, limited in aggregate principal amount to $ . . . . . . . . . . ].

This Security is the general, unsecured, senior obligation of the Company [if applicable, insert--and is guaranteed pursuant to a guarantee (the "Guarantee") by Weatherford International, Inc., a Delaware corporation (the "Guarantor"). The Guarantee is the general, unsecured, senior obligation of the Guarantor.]

[If applicable, insert--The Securities of this series are subject to redemption upon not less than ... days' notice by mail, [if applicable, insert, --(1) on...
.......................... in any year commencing with the year ....... and ending with the year ....... through operation of the sinking fund for this series at a Redemption Price equal to 100% of the principal amount, and (2) ] at any time [on or after ..................., 20......], as a whole or in part, at the election of the Company, at the following Redemption Prices (expressed as percentages of the principal amount): If redeemed [on or before ...............
.............. , ......... %, and if redeemed] during the 12-month period beginning ............... of the years indicated,

YEAR             REDEMPTION PRICE            YEAR           REDEMPTION PRICE




and thereafter at a Redemption Price equal to ......... % of the principal amount, together in the case of any such redemption [if applicable, insert--(whether through operation of the sinking fund or otherwise)] with accrued interest to the Redemption Date, but interest installments whose Stated Maturity is on or prior to such Redemption Date will be payable to the Holders of such Securities, or one or more Predecessor Securities, of record at the close of business on the relevant Record Dates referred to on the face hereof, all as provided in the Indenture.]

[If applicable, insert--The Securities of this series are subject to redemption upon not less than... nor more than ... days' notice by mail, (1) on ..........
in any year commencing with the year ....... and ending with the year ......
through operation of the sinking fund for this series at the Redemption Prices for redemption through operation of the sinking fund (expressed as percentages of the principal amount) set forth in the table below, and (2) at anytime [on or after ................... ], as a whole or in part, at the election of the
Company, at the Redemption Prices for redemption otherwise than through operation of the sinking fund (expressed as percentages of the principal amount) set forth in the table below: If redeemed during the 12-month period beginning..
.......................... of the years indicated,

                                                         REDEMPTION PRICE FOR
                        REDEMPTION PRICE FOR           REDEMPTION OTHERWISE THAN
                         REDEMPTION THROUGH            THROUGH OPERATION OF THE
     YEAR           OPERATION OF THE SINKING FUND            SINKING FUND





and thereafter at a Redemption Price equal to ...... % of the principal amount, together in the case of any such redemption (whether through operation of the sinking fund or otherwise) with accrued interest to the Redemption Date, but interest installments whose Stated Maturity is on or prior to such Redemption Date will be payable to the Holders of such Securities, or one or more Predecessor Securities, of record at the close of business on the relevant Record Dates referred to on the face hereof, all as provided in the Indenture.]

[If applicable, insert--Notwithstanding the foregoing, the Company may not, prior to ..................., redeem any Securities of this series as contemplated by [Clause (2) of] the preceding paragraph as a part of, or in anticipation of, any refunding operation by the application, directly or indirectly, of moneys borrowed having an interest cost to the Company (calculated in accordance with generally accepted financial practice) of less than .......% per annum.]

[If applicable, insert--The sinking fund for this series provides for the redemption on ....................... in each year beginning with the year .....
and ending with the year ........ of [not less than] $ .......................
[ ("mandatory sinking fund") and not more than $ ....................... ]
aggregate principal amount of Securities of this series. [Securities of this series acquired or redeemed by the Company otherwise than through [mandatory] sinking fund payments may be credited against subsequent [mandatory] sinking fund payments otherwise required to be made [If applicable, insert-- in the inverse order in which they become due].]

[If the Securities are subject to redemption in part of any kind, insert--In the event of redemption of this Security in part only, a new Security or Securities of this series and of like tenor for the unredeemed portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof.]

[If applicable, insert--The Securities of this series are not redeemable prior to Stated Maturity.]

[If the Security is not an Original Issue Discount Security,--If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.]

[If the Security is an Original Issue Discount Security,--If an Event of Default with respect to Securities of this series shall occur and be continuing, an amount of principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture. Such amount shall be equal to --insert formula for determining the amount. Upon payment (i) of the amount of principal so declared due and payable and (ii) of interest on any overdue principal and overdue interest (in each case to the extent that the payment of such interest shall be legally enforceable), all of the Company's obligations in respect of the payment of the principal of and interest, if any, on the Securities of this series shall terminate.]

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company [If applicable, insert--and the Guarantor] and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company [If applicable, insert--and the Guarantor] and the Trustee with the consent of the Holders of a majority in principal amount of the Securities at the time Outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Company [If applicable, insert--and the Guarantor] with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of (and premium, if any) and interest on this Security at the times, place(s) and rate, and in the coin or currency, herein prescribed.

[If a Global Security, insert--This Global Security or portion hereof may not be exchanged for Definitive Securities of this series except in the limited circumstances provided in the Indenture. The holders of beneficial interests in this Global Security will not be entitled to receive physical delivery of Definitive Securities except as described in the Indenture and will not be considered the Holders thereof for any purpose under the Indenture.]

[If a Definitive Security, insert--As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registerable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in [if applicable, insert--any place where the principal of and any premium and interest on this Security are payable] [if applicable, insert--The City of New York [, or, subject to any laws or regulations applicable thereto and to the right of the Company (limited as provided in the Indenture) to rescind the designation of any such transfer agent, at the [main] offices of _______________ in ________________ or at such other offices or agencies as the Company may designate]], duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.]

The Securities of this series are issuable only in registered form without coupons in denominations of U.S. $ ............... and any integral multiple thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to due presentment of this Security for registration of transfer, the Company, [If applicable, insert--the Guarantor,] the Trustee and any agent of the Company [If applicable, insert--, the Guarantor] or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and none of the Company, [If applicable, insert--the Guarantor,] the Trustee nor any such agent shall be affected by notice to the contrary.

No recourse under or upon any obligation, covenant or agreement of or contained in the Indenture or of or contained in any Security, [If applicable, insert--, or the Guarantee endorsed thereon,] or for any claim based thereon or otherwise in respect thereof, or in any Security [If applicable, insert--or in the Guarantee], or because of the creation of any indebtedness represented thereby, shall be had against any incorporator, shareholder, member, officer, manager or director, as such, past, present or future, of the Company [If applicable, insert--or the Guarantor] or of any successor Person, either directly or through the Company [If applicable, insert--or the Guarantor] or any successor Person, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment, penalty or otherwise; it being expressly understood that all such liability is hereby expressly waived and released by the acceptance hereof and as a condition of, and as part of the consideration for, the Securities and the execution of the Indenture.

The Indenture provides that the Company [If applicable, insert--and the Guarantor] (a) will be discharged from any and all obligations in respect of the Securities (except for certain obligations described in the Indenture), or (b) need not comply with certain restrictive covenants of the Indenture, in each case if the Company [If applicable, insert--or the Guarantor] deposits, in trust, with the Trustee money or U.S. Government Obligations (or a combination thereof) which through the payment of interest thereon and principal thereof in accordance with their terms will provide money, in an amount sufficient to pay all the principal of and interest on the Securities, but such money need not be segregated from other funds except to the extent required by law.

Except as otherwise defined herein, all terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

[If a Definitive Security, insert as a separate page--

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto


---------------------------------------------------------------
(Please Print or Typewrite Name and Address of Assignee)

the within instrument of WEATHERFORD INTERNATIONAL, LTD. and does hereby irrevocably constitute and appoint ___________________ Attorney to transfer said instrument on the books of the within-named Company, with full power of substitution in the premises.

Please Insert Social Security or Other Identifying Number of Assignee:

---------------------------------    ---------------------------------

Dated:
      ---------------------------    ---------------------------------
                                                (Signature)

NOTICE: The signature to this assignment must correspond with the name as written upon the face of the within instrument in every particular, without alteration or enlargement or any change whatever.]

[If a Security to which Article Fourteen has been made applicable, insert the following Form of Notation on such Security relating to the Guarantee--

The Guarantor (which term includes any successor Person in such capacity under the Indenture), has fully, unconditionally and absolutely guaranteed, to the extent set forth in the Indenture and subject to the provisions in the Indenture, the due and punctual payment of the principal of, and premium, if any, and interest on the Securities and all other amounts due and payable under the Indenture and the Securities by the Company.

The obligations of the Guarantor to the Holders of Securities and to the Trustee pursuant to the Guarantee and the Indenture are expressly set forth in Article Fourteen of the Indenture and reference is hereby made to the Indenture for the precise terms of the Guarantee.

                                   Guarantor:

                                   WEATHERFORD INTERNATIONAL, INC.

                                   By:
                                      -----------------------------------------

                                      -----------------------------------------]

Section 2.4. Global Securities.

         Every Global Security authenticated and delivered hereunder shall bear a legend in substantially the following form:

                  THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS

                  REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. THIS SECURITY MAY NOT BE TRANSFERRED TO, OR REGISTERED OR EXCHANGED FOR SECURITIES REGISTERED IN THE NAME OF, ANY PERSON OTHER THAN THE DEPOSITARY OR A NOMINEE THEREOF AND NO SUCH TRANSFER MAY BE REGISTERED, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.

                  EVERY SECURITY AUTHENTICATED AND DELIVERED UPON REGISTRATION OF TRANSFER OF, OR IN EXCHANGE FOR OR IN LIEU OF, THIS SECURITY SHALL BE A GLOBAL SECURITY SUBJECT TO THE FOREGOING, EXCEPT IN SUCH LIMITED CIRCUMSTANCES.

         If Securities of a series are issuable in whole or in part in the form of one or more Global Securities, as specified as contemplated by Section 3.1, then, notwithstanding clause (9) of Section 3.1 and the provisions of Section 3.2, any Global Security shall represent such of the Outstanding Securities of such series as shall be specified therein and may provide that it shall represent the aggregate amount of Outstanding Securities from time to time endorsed thereon and that the aggregate amount of Outstanding Securities represented thereby may from time to time be reduced or increased, as the case may be, to reflect exchanges. Any endorsement of a Global Security to reflect the amount, or any reduction or increase in the amount, of Outstanding Securities represented thereby shall be made in such manner and upon instructions given by such Person or Persons as shall be specified therein or in a Company Order. Subject to the provisions of Sections 3.3, 3.4 and 3.5, the Trustee shall deliver and redeliver any Global Security in the manner and upon instructions given by the Person or Persons specified therein or in the applicable Company Order. Any instructions by the Company with respect to endorsement or delivery or redelivery of a Global Security shall be in a Company Order (which need not comply with Section 1.3 and need not be accompanied by an Opinion of Counsel).

         The provisions of the last sentence of Section 3.3 shall apply to any Security represented by a Global Security if such Security was never issued and sold by the Company and the Company delivers to the Trustee the Global Security together with a Company Order (which need not comply with Section 1.3 and need not be accompanied by an Opinion of Counsel) with regard to the reduction or increase, as the case may be, in the principal amount of Securities represented thereby, together with the written statement contemplated by the last sentence of Section 3.3.

Section 2.5. Form of Trustee's Certificate of Authentication.

         The Trustee's certificate(s) of authentication shall be in substantially the following form:

         This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

                                   [                                    ],
                                   as Trustee


                                   By:
                                      -----------------------------------------
                                      Authorized Officer

                                  ARTICLE THREE
                                 THE SECURITIES

Section 3.1. Amount Unlimited; Issuable in Series.

         The aggregate principal amount of Securities which may be authenticated and delivered under this Indenture is unlimited.

         The Securities may be issued in one or more series. There shall be established in or pursuant to a Board Resolution, and set forth, or determined in the manner provided, in an Officer's Certificate, or established in one or more indentures supplemental hereto, prior to the issuance of Securities of any series,

                  (1) the title of the Securities of the series (which shall distinguish the Securities of the series from all other Securities and which may be part of a series of Securities previously issued);

                  (2) any limit upon the aggregate principal amount of the Securities of the series which may be authenticated and delivered under this Indenture (except for Securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Securities of the series pursuant to Sections 3.4, 3.5, 3.6, 9.6 or
         11.7 and except for any Securities which, pursuant to Section 3.3, are deemed never to have been authenticated and delivered hereunder);

                  (3) the Person to whom any interest on a Security of the series shall be payable, if other than the Person in whose name that Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest;

                  (4) the date or dates on which the principal of the Securities of the series is payable or the method of determination thereof;

                  (5) the rate or rates at which the Securities of the series shall bear interest, if any, or the formula, method or provision pursuant to which such rate or rates are determined, the date or dates from which such interest shall accrue or the method of determination thereof, the Interest Payment Dates on which such interest shall be payable and the Regular Record Date for the interest payable on any Interest Payment Date;

                  (6) the place or places where, subject to the provisions of
         Section 1.2, the principal of and any premium and interest on Securities of the series shall be payable, Securities of the series may be surrendered for registration of transfer, Securities of the series may be surrendered for exchange and notices, and demands to or upon the Company in respect of the Securities of the series and this Indenture may be served;

                  (7) the period or periods within which, the price or prices at which and the terms and conditions upon which Securities of the series may be redeemed, in whole or in part, at the option of the Company;

                  (8) the obligation, if any, of the Company to redeem or purchase Securities of the series pursuant to any sinking fund or analogous provisions or at the option of a Holder thereof and the period or periods within which, the price or prices at which and the terms and conditions upon which Securities of the series shall be redeemed or purchased, in whole or in part, pursuant to such obligation;

                  (9) if other than denominations of $1,000 and any integral multiple thereof, the denominations in which Securities of the series shall be issuable;

                  (10) whether payment of principal of and premium, if any, and interest, if any, on the Securities of the series shall be without deduction for taxes, assessments or governmental charges paid by Holders of the series;

                  (11) if other than the principal amount thereof, the portion of the principal amount of Securities of the series which shall be payable upon declaration of acceleration of the Maturity thereof pursuant to Section 5.2;

                  (12) if other than the currency of the United States of America, the currency or currencies, including composite currencies, currency units or Foreign Currency, in which payment of the principal of and any premium and interest on the Securities of the series shall be payable, and, if other than as specified in Section 1.15, the manner of determining the equivalent thereof in the currency of the United States of America for purposes of the determination of "Outstanding" in
         Section 1.1;

                  (13) if the amount of payments of principal of and any premium or interest on the Securities of the series may be determined with reference to an index, the manner in which such amounts shall be determined;

                  (14) if the principal of or any premium or interest on any Securities of the series is to be payable, at the election of the Company, the Guarantor (if applicable) or a Holder thereof, in one or more currencies or currency units other than that or those in which the Securities are stated to be payable, the currency, currencies or currency units in which payment of the principal of and any premium and interest on Securities of such series as to which such election is made shall be payable, and the periods within which and the terms and conditions upon which such election is to be made;

                  (15) if and as applicable, that the Securities of the series shall be issuable in whole or in part in the form of one or more Global Securities and, in such case, the Depositary or Depositaries for such Global Security or Global Securities and any circumstances other than those set forth in Section 3.5 in which any such Global Security may be transferred to, and registered and exchanged for Securities registered in the name of, a Person other than the Depositary for such Global Security or a nominee thereof and in which any such transfer may be registered;

                  (16) any deletions from, modifications of or additions to the Events of Default set forth in Section 5.1 or the covenants of the Company set forth in Article Ten with respect to the Securities of such series;

                  (17) whether and under what circumstances the Company will pay additional amounts on the Securities of the series held by a Person who is not a U.S. person in respect of any tax, assessment or governmental charge withheld or deducted and, if so, whether the Company will have the option to redeem the Securities of the series rather than pay such additional amounts;

                  (18) if the Securities of the series are to be issuable in definitive form (whether upon original issue or upon exchange of a temporary Security of such series) only upon receipt of certain certificates or other documents or satisfaction of other conditions, the form and terms of such certificates, documents or conditions;

                  (19) if the Securities of the series are to be convertible into or exchangeable for any other security or property of the Company, including, without limitation, securities of another Person held by the Company or its Affiliates and, if so, the terms thereof;

                  (20) if other than as provided in Sections 13.2 and 13.3, the means of defeasance or covenant defeasance as may be specified for the Securities of the Series;

                  (21) if other than the Trustee, the identity of the initial Security Registrar and any initial Paying Agent;

                  (22) whether the Securities of the series will be guaranteed pursuant to the Guarantee, any modifications to the terms of Article Fourteen applicable to the Securities of such series and the applicability of any other guarantees; and

                  (23) any other terms of the series (which terms shall not be inconsistent with the provisions of this Indenture).

         All Securities of any one series shall be substantially identical except as to denomination and except as may otherwise be provided in or pursuant to the Board Resolution referred to above and (subject to Section 3.3) set forth, or determined in the manner provided, in the Officer's Certificate referred to above or in any such indenture supplemental hereto.

         All Securities of any one series need not be issued at the same time and, unless otherwise provided, a series may be reopened, without the consent of the Holders, for increases in the aggregate principal amount of such series of Securities and issuances of additional Securities of such series or for the establishment of additional terms with respect to the Securities of such series.

         If any of the terms of the series are established by action taken by or pursuant to a Board Resolution, a copy of an appropriate record of such action shall be certified by an authorized officer or other authorized person on behalf of the Company and, if applicable, the Guarantor and delivered to the Trustee at or prior to the delivery of the Officer's Certificate setting forth, or providing the manner for determining, the terms of the series.

         With respect to Securities of a series subject to a Periodic Offering, such Board Resolution or Officer's Certificate may provide general terms for Securities of such series and provide either that the specific terms of particular Securities of such series shall be specified in a Company Order or that such terms shall be determined by the Company and, if applicable, the Guarantor or one or more agents thereof designated in an Officer's Certificate, in accordance with a Company Order.

Section 3.2. Denominations.

         The Securities of each series shall be issuable in registered form without coupons in such denominations as shall be specified as contemplated by
Section 3.1. In the absence of any such provisions with respect to the Securities of any series, the Securities of such series shall be issuable in denominations of $1,000 and any integral multiple thereof.

Section 3.3. Execution, Authentication, Delivery and Dating.

         The Securities shall be executed on behalf of the Company by its Chairman of the Board, its Chief Executive Officer, its President, its Chief Financial Officer or any of its Vice Presidents and need not be attested. The signature of any of these officers on the Securities may be manual or facsimile. Any Guarantee endorsed on the Securities shall be executed on behalf of the Guarantor by its Chairman of the Board, its Chief Executive Officer, its President, its Chief Financial Officer or any of its Vice Presidents and need not be attested.

         Securities and any Guarantee bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Company or the Guarantor, as the case may be, shall bind the Company or the Guarantor, as the case may be, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Securities or did not hold such offices at the date of such Securities.

         At any time and from time to time after the execution and delivery of this Indenture, the Company may deliver Securities of any series executed by the Company to the Trustee for authentication, together with a Company Order for the authentication and delivery of such Securities, and the Trustee in accordance with the Company Order shall authenticate and deliver such Securities; provided, however, that in the case of Securities offered in a Periodic Offering, the Trustee shall authenticate and deliver such Securities from time to time in accordance with such other procedures (including, without limitation, the receipt by the Trustee of oral or electronic instructions from the Company or its duly authorized agents, thereafter promptly confirmed in writing) acceptable to the Trustee as may be specified by or pursuant to a Company Order delivered to the Trustee prior to the time of the first authentication of Securities of such series. If the forms or terms of the Securities of the series have been established in or pursuant to one or more Board Resolutions as permitted by Sections 2.1 and 3.1, in authenticating such Securities, and accepting the additional responsibilities under this Indenture in relation to such Securities, the Trustee shall be entitled to receive such documents as it may reasonably request. The Trustee shall also be entitled to receive, and (subject to Section 6.1) shall be fully protected in relying upon, an Opinion of Counsel stating,

                  (a) if the form or forms of such Securities has been established in or pursuant to a Board Resolution as permitted by
         Section 2.1, that each such form has been established in conformity with the provisions of this Indenture;

                  (b) if the terms of such Securities have been, or in the case of Securities of a series offered in a Periodic Offering will be, established in or pursuant to a Board Resolution as permitted by
         Section 3.1, that such terms have been, or in the case of Securities of a series offered in a Periodic Offering will be, established in conformity with the provisions of this Indenture, subject, in the case of Securities of a series offered in a Periodic Offering, to any conditions specified in such Opinion of Counsel; and

                  (c) that such Securities when authenticated and delivered by the Trustee and issued by the Company in the manner and subject to any conditions and assumptions specified in such Opinion of Counsel, will constitute valid and legally binding obligations of the Company and, if applicable, the Guarantor, enforceable in accordance with their terms, subject to the following limitations: (i) bankruptcy, insolvency, moratorium, reorganization, liquidation, fraudulent conveyance or transfer and other similar laws of general applicability relating to or affecting the enforcement of creditors' rights, or to general equity principles, (ii) the availability of equitable remedies being subject to the discretion of the court to which application therefor is made;
         (iii) with reference to

         Securities stated to be payable in a currency other than Dollars said counsel may note that (x) a New York statute provides that a judgment rendered by a court of the State of New York in respect of an obligation denominated in any such other currency would be rendered in such other currency and would be converted into Dollars at the rate of exchange prevailing on the date of entry of the judgment, and (y) a judgment rendered by a Federal court sitting in the State of New York in respect of an obligation denominated in any such other currency may be expressed in Dollars, but said counsel need express no opinion as to the rate of exchange such Federal court would apply; and (iv) such other usual and customary matters as shall be specified in such Opinion of Counsel.

         If such form or forms or terms have been so established, the Trustee shall not be required to authenticate such Securities if the issue of such Securities pursuant to this Indenture will affect the Trustee's own rights, duties or immunities under the Securities and this Indenture or otherwise in a manner which is not reasonably acceptable to the Trustee.

         Notwithstanding the provisions of Section 3.1 and of the preceding paragraph, if all Securities of a series are not to be originally issued at one time, it shall not be necessary to deliver the Officer's Certificate otherwise required pursuant to Section 3.1 or the Company Order and Opinion of Counsel otherwise required pursuant to such preceding paragraph at or prior to the time of authentication of each Security of such series if such documents are delivered at or prior to the authentication upon original issuance of the first Security of such series to be issued.

         With respect to Securities of a series offered in a Periodic Offering, the Trustee may rely, as to the authorization by the Company of any of such Securities, the form or forms and terms thereof and the legality, validity, binding effect and enforceability thereof, upon the Opinion of Counsel and the other documents delivered pursuant to Sections 2.1 and 3.1 and this Section, as applicable, in connection with the first authentication of Securities of such series.

         Each Security shall be dated the date of its authentication.

         No Security, nor any Guarantee endorsed thereon, shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless there appears on such Security a certificate of authentication substantially in the form provided for herein executed by the Trustee by manual signature of an authorized officer, and such certificate upon any Security shall be conclusive evidence, and the only evidence, that such Security has been duly authenticated and delivered hereunder and is entitled to the benefits of this Indenture. Notwithstanding the foregoing, if any Security shall have been authenticated and delivered hereunder but never issued and sold by the Company, and the Company shall deliver such Security to the Trustee for cancellation as provided in Section 3.9 for all purposes of this Indenture such Security shall be deemed never to have been authenticated and delivered hereunder and shall never be entitled to the benefits of this Indenture.

Section 3.4. Temporary Securities.

         Pending the preparation of Definitive Securities of any series, the Company may execute, and upon Company Order the Trustee shall authenticate and deliver, temporary Securities which are printed, lithographed, typewritten, mimeographed or otherwise produced, in any authorized denomination, substantially of the tenor of the Definitive Securities in lieu of which they are issued and with such appropriate insertions, omissions, substitutions and other variations as the officers executing such Securities may determine, as evidenced by their execution of such Securities.

         If temporary Securities of any series are issued, the Company will cause Definitive Securities of that series to be prepared without unreasonable delay. After the preparation of Definitive Securities of such series, the temporary Securities of such series shall be exchangeable for Definitive Securities of such series upon surrender of the temporary Securities of such series at the office or agency of the Company in a Place of Payment for that series, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Securities of any series the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a like principal amount of Definitive Securities of the same series and tenor of authorized denominations. Until so exchanged the temporary Securities of any series shall in all respects be entitled to the same benefits under this Indenture as Definitive Securities of such series.

Section 3.5. Registration, Registration of Transfer and Exchange.

         The Company shall cause to be kept at the office or agency of the Company in the Borough of Manhattan, the City of New York or in any other office or agency of the Company in a Place of Payment required by Section 1.2 a register (the register maintained in such office being herein sometimes referred to as the "Security Register") in which, subject to such reasonable regulations as it may prescribe, the Company shall provide for the registration of Securities and of transfers of Securities. The Trustee is hereby appointed as the initial "Security Registrar" for the purpose of registering Securities and transfers of Securities as herein provided and its corporate trust office,
which, at the date hereof, is located at [              ], [NEW YORK, NEW YORK]
[     ], is the initial office or agency in the Borough of Manhattan where the
Securities Register will be maintained. The Company may at any time replace such Security Registrar, change such office or agency or act as its own Security Registrar. The Company will give prompt written notice to the Trustee of any change of the Security Registrar or of the location of such office or agency.

         Upon surrender for registration of transfer of any Security of any series at the office or agency maintained pursuant to Section 1.2 for such purpose, the Company and, if applicable, the Guarantor shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Securities, with an endorsement of the Guarantee, if applicable, executed by the Guarantor, of the same series and tenor, of any authorized denominations and of a like aggregate principal amount.

         At the option of the Holder, Securities of any series (except a Global Security) may be exchanged for other Securities of the same series and tenor, of any authorized denominations and of a like aggregate principal amount, upon surrender of the Securities to be exchanged at such office or agency. Whenever any Securities are so surrendered for exchange, the Company and, if applicable, the Guarantor shall execute and the Trustee shall authenticate and deliver, the Securities, with an endorsement of the Guarantee, if applicable, executed by the Guarantor, which the Holder making the exchange is entitled to receive.

         All Securities issued upon any registration of transfer or exchange of Securities shall be the valid obligations of the Company and, if applicable, the Guarantor evidencing the same debt, and entitled to the same benefits under this Indenture, as the Securities surrendered upon such registration of transfer or exchange.

         Every Security presented or surrendered for registration of transfer or for exchange shall (if so required by the Company or the Trustee) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed, by the Holder thereof or his attorney duly authorized in writing.

         No service charge shall be made for any registration of transfer or exchange of Securities, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Securities, other than exchanges pursuant to Section 3.4, 9.6 or 11.7 not involving any transfer.

         The Company shall not be required (i) to issue, register the transfer of or exchange Securities of any series during a period beginning at, the opening of business 15 days before the day of the mailing of a notice of redemption of Securities of that series selected for redemption under Section
11.3 and ending at the close of business on the day of such mailing, or (ii) to register the transfer of or exchange any Security so selected for redemption in whole or in part, except the unredeemed portion of any Security being redeemed in part.

         Notwithstanding any other provisions of this Indenture and except as otherwise specified with respect to any particular series of Securities as contemplated by Section 3.1, a Global Security representing all or a portion of the Securities of a series may not be transferred, except as a whole by the Depositary for such series to a nominee of such Depositary or by a nominee of such Depositary to such Depositary or another nominee of such Depositary or by such Depositary or any such nominee to a successor Depositary for such series or a nominee of such successor Depositary. Every Security authenticated and delivered upon registration of, transfer of, or in exchange for or in lieu of, a Global Security shall be a Global Security except as provided in the two paragraphs immediately following.

         If at any time the Depositary for any Securities of a series represented by one or more Global Securities notifies the Company that it is unwilling or unable to continue as Depositary for such Securities or if at any time the Depositary for such Securities shall no longer be eligible to continue as Depositary under Section 1.1 or ceases to be a clearing agency registered under the Exchange Act, the Company shall appoint a successor Depositary with respect to such Securities. If a successor Depositary for such Securities is not appointed by the Company within 90 days after the Company receives such notice or becomes aware of such ineligibility, the Company's election pursuant to
Section 3.1 that such Securities be represented by one or more Global Securities shall no longer be effective and the Company and, if applicable, the Guarantor will execute and the Trustee, upon receipt of a Company Order for the authentication and delivery of Definitive Securities of such series, will authenticate and deliver, Securities, with an endorsement of the Guarantee, if applicable, executed by the Guarantor, of such series in definitive registered form without coupons, in any authorized denominations, in an aggregate principal amount equal to the principal amount of the Global Security or Securities representing such Securities in exchange for such Global Security or Securities registered in the names of such Persons as the Depositary shall direct.

         The Company may at any time and in its sole discretion determine that the Securities of any series issued in the form of one or more Global Securities shall no longer be represented by a Global Security or Securities. In such event the Company and, if applicable, the Guarantor will execute and the Trustee, upon receipt of a Company Order for the authentication and delivery of the Definitive Securities of such series, will authenticate and deliver, Securities, with an endorsement of the Guarantee, if applicable, executed by the Guarantor, of such series in definitive registered form without coupons, in any authorized denominations, in an aggregate principal amount equal to the principal amount of the Global Security or Securities representing such Securities in exchange for such Global Security or Securities registered in the names of such Persons as the Depositary shall direct.

         If specified by the Company pursuant to Section 3.1 with respect to Securities represented by a Global Security, the Depositary for such Global Security may surrender such Global Security in exchange in whole or in part for Securities of the same series and tenor in definitive registered form on such terms as are acceptable to the Company and such Depositary. Thereupon, the Company and, if applicable, the

Guarantor shall execute, and the Trustee, upon receipt of a Company Order for the authentication and delivery of Securities in definitive registered form, shall authenticate and deliver, without service charge,

                  (1) to the Person specified by such Depositary a new Security or Securities, with an endorsement of the Guarantee, if applicable, executed by the Guarantor, of the same series and tenor, of any authorized denominations as requested by such Person, in an aggregate principal amount equal to and in exchange for such Person's beneficial interest in the Global Security; and

                  (2) to such Depositary a new Global Security, with an endorsement of the Guarantee, if applicable, executed by the Guarantor, in a denomination equal to the difference, if any, between the principal amount of the surrendered Global Security and the aggregate principal amount of Securities authenticated and delivered pursuant to clause (1) above.

Every Person who takes or holds any beneficial interest in a Global Security agrees that:

                           (a) the Company, the Guarantor (if applicable) and
                  the Trustee may deal with the Depositary as sole owner of the Global Security and as the authorized representative of such Person;

                           (b) such Person's rights in the Global Security shall
                  be exercised only through the Depositary and shall be limited to those established by law and agreement between such Person and the Depositary and/or direct and indirect participants of the Depositary;

                           (c) the Depositary and its participants make
                  book-entry transfers of beneficial ownership among, and receive and transmit distributions of principal and interest on the Global Securities to, such Persons in accordance with their own procedures; and

                           (d) none of the Company, the Guarantor (if
                  applicable), the Trustee, nor any agent of any of them will have any responsibility or liability for any aspect of the records relating to or payments made on account of beneficial ownership interests of a Global Security or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests.

Section 3.6. Mutilated, Destroyed, Lost and Stolen Securities.

         If any mutilated Security is surrendered to the Trustee, together with, in proper cases, such security or indemnity as may be required by the Company, the Guarantor (if applicable) or the Trustee to save each of them and any agent of any of them harmless, the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a new Security, with an endorsement of the Guarantee, if applicable, executed by the Guarantor, of the same series and of like tenor and principal amount and bearing a number not contemporaneously outstanding.

         If there shall be delivered to the Company, the Guarantor (if applicable) and the Trustee (i) evidence to their satisfaction of the destruction, loss or theft of any Security and (ii) such security or indemnity as may be required by them to save each of them and any agent of either of them harmless, then, in the absence of notice to the Company or the Trustee that such Security has been acquired by a bona fide purchaser, the Company and, if applicable, the Guarantor shall execute and upon its request the Trustee shall authenticate and deliver, in lieu of any such destroyed, lost or stolen Security, a new

Security, with an endorsement of the Guarantee, if applicable, executed by the Guarantor, of the same series and of like tenor and principal amount and bearing a number not contemporaneously outstanding.

         In case any such mutilated, destroyed, lost or stolen Security has become or is about to become due and payable, the Company in its discretion may, instead of issuing a new Security, pay such Security.

         Upon the issuance of any new Security under this Section, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith.

         Every new Security of any series issued pursuant to this Section in lieu of any destroyed, lost or stolen Security shall constitute an original additional contractual obligation of the Company and, if applicable, the Guarantor, whether or not the destroyed, lost or stolen Security shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Securities of that series duly issued hereunder.

         The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities.

Section 3.7. Payment of Interest; Interest Rights Preserved.

         Except as otherwise provided as contemplated by Section 3.1 with respect to any series of Securities, interest on any Security which is payable, and is punctually paid or duly provided for, on any Interest Payment Date shall be paid to the Person in whose name that Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest.

         Any interest on any Security of any series which is payable, but is not punctually paid or duly provided for, on any Interest Payment Date (herein called "Defaulted Interest") shall forthwith cease to be payable to the Holder on the relevant Regular Record Date by virtue of having been such Holder, and such Defaulted Interest may be paid by the Company, at its election in each case, as provided in clause (1) or (2) below:

                  (1) The Company may elect to make payment of any Defaulted Interest to the Persons in whose names the Securities of such series (or their respective Predecessor Securities) are registered at the close of business on a Special Record Date for the payment of such Defaulted Interest, which shall be fixed in the following manner. The Company shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each Security of such series and the date of the proposed payment, and at the same time the Company shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as in this clause provided. Thereupon, the Trustee shall fix a Special Record Date for the payment of such Defaulted Interest which shall be not more than 15 days and not less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Company of such Special Record Date and, in the name and at the expense of the Company, shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be mailed, first-class postage prepaid, to each Holder of Securities of such series at his address as it appears in the Security Register, not less than 10 days prior to such Special Record Date. Notice of the proposed payment of such

         Defaulted Interest and the Special Record Date therefor having been so mailed, such Defaulted Interest shall be paid to the Persons in whose names the Securities of such series (or their respective Predecessor Securities) are registered at the close of business on such Special Record Date and shall no longer be payable pursuant to the following clause (2).

                  (2) The Company may make payment of any Defaulted Interest on the Securities of any series in any other lawful manner not inconsistent with the requirements of any securities exchange on which such Securities may be listed, and upon such notice as may be required by such exchange, if, after notice given by the Company to the Trustee of the proposed payment pursuant to this clause, such manner of payment shall be deemed practicable by the Trustee.

Subject to the foregoing provisions of this Section, each Security delivered under this Indenture upon registration of transfer of or in exchange for or in lieu of any other Security shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Security.

Section 3.8. Persons Deemed Owners.

         Except as otherwise provided as contemplated by Section 3.1 with respect to any series of Securities, prior to due presentment of a Security for registration of transfer, the Company, the Trustee and, if applicable, the Guarantor and any agent thereof may treat the Person in whose name such Security is registered as the owner of such Security for the purpose of receiving payment of principal of and any premium and (subject to Sections 3.5 and 3.7) any interest on such Security and for all other purposes whatsoever, whether or not such Security be overdue, and none of the Company, the Trustee nor, if applicable, the Guarantor nor any agent of any of them shall be affected by notice to the contrary.

         No holder of any beneficial interest in any Global Security held on its behalf by a Depositary shall have any rights under this Indenture with respect to such Global Security, and such Depositary may be treated by the Company, the Trustee, and, if applicable, the Guarantor and any agent of thereof as the owner of such Global Security for all purposes whatsoever.

Section 3.9. Cancellation.

         All Securities surrendered for payment, redemption, registration of transfer or exchange or for credit against any sinking fund payment shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee and shall be promptly canceled by it. The Company may at any time deliver to the Trustee for cancellation any Securities previously authenticated and delivered hereunder which the Company may have acquired in any manner whatsoever, and may deliver to the Trustee (or to any other Person for delivery to the Trustee) for cancellation any Securities previously authenticated hereunder which the Company has not issued and sold, and all Securities so delivered shall be promptly canceled by the Trustee. No Securities shall be authenticated in lieu of or in exchange for any Securities canceled as provided in this Section, except as expressly permitted by this Indenture. All canceled Securities held by the Trustee shall be disposed of in accordance with its customary practices, and the Trustee shall thereafter deliver to the Company a certificate with respect to such disposition.

Section 3.10. Computation of Interest.

         Except as otherwise specified as contemplated by Section 3.1 for Securities of any series, interest on the Securities of each series shall be computed on the basis of a year of twelve 30-day months.

Section 3.11. CUSIP or CINS Numbers.

         The Company in issuing the Securities may use "CUSIP" or "CINS" numbers (if then generally in use, and in addition to the other identification numbers printed on the Securities), and, if so, the Trustee shall use "CUSIP" or "CINS" numbers in notices of redemption as a convenience to Holders; provided, however, that any such notice may state that no representation is made as to the correctness of such "CUSIP" or "CINS" numbers either as printed on the Securities or as contained in any notice of a redemption and that reliance may be placed only on the other identification numbers printed on the Securities, and any such redemption shall not be affected by any defect in or omission of such "CUSIP" or "CINS" numbers.

                                  ARTICLE FOUR
                           SATISFACTION AND DISCHARGE

Section 4.1. Satisfaction and Discharge of Indenture.

         This Indenture shall cease to be of further effect with respect to the Securities of any series (except as to any surviving rights of registration of transfer or exchange of Securities herein expressly provided for), and the Trustee, upon Company Request and at the expense of the Company, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture with respect to such Securities, when:

                  (1) either

                           (a) all such Securities theretofore authenticated and
                  delivered (other than (i) such Securities which have been destroyed, lost or stolen and which have been replaced or paid as provided in Section 3.6, and (ii) such Securities for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Company and thereafter repaid to the Company or discharged from such trust, as provided in Section 1.3) have been delivered to the Trustee for cancellation; or

                           (b) all such Securities not theretofore delivered to
                  the Trustee for cancellation

                                    (1) have become due and payable, or

                                    (2) will become due and payable at their
                           Stated Maturity within one year, or

                                    (3) are to be called for redemption within
                           one year under arrangements satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense, of the Company,

                  and the Company, in the case of (1), (2) or (3) above, has deposited or caused to be deposited with the Trustee as trust funds in trust for such purpose an amount sufficient to pay and discharge the entire indebtedness on such Securities not theretofore delivered to the Trustee for cancellation, for principal (and premium, if any) and interest to the date of such deposit (in the case of Securities which have become due and payable) or to the Stated Maturity or Redemption Date, as the case may be;

                  (2) the Company has paid or caused to be paid all other sums payable hereunder by the Company with respect to such Securities; and

                  (3) the Company has delivered to the Trustee an Officer's Certificate and an Opinion of Counsel, each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture with respect to such Securities have been complied with.

Notwithstanding the satisfaction and discharge of this Indenture with respect to the Securities of any series, (x) the obligations of the Company to the Trustee under Section 6.7, the obligations of the Trustee to any Authenticating Agent under Section 6.14 and the right of the Trustee to resign under Section 6.10 shall survive, and (y) if money shall have been deposited with the Trustee pursuant to subclause (B) of clause (1) of this Section, the obligations of the Company and the Trustee under Section 4.2, 6.6 and 10.2 and the last paragraph of Section 10.3 shall survive.

Section 4.2. Application of Trust Money.

         Subject to the provisions of the last paragraph of Section 10.3, all money deposited with the Trustee pursuant to Section 4.1 shall be held in trust and applied by it, in accordance with the provisions of the Securities and this Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as its own Paying Agent) as the Trustee may determine, to the Persons entitled thereto, of the principal and any premium and interest for whose payment such money has been deposited with the Trustee.

                                  ARTICLE FIVE
                                    REMEDIES

Section 5.1. Events of Default.

         "Event of Default", wherever used herein with respect to Securities of any series, means any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

                  (1) default in the payment of any interest upon any Security of that series when it becomes due and payable, and continuance of such default for a period of 30 days; or

                  (2) default in the payment of the principal of (or premium, if any, on) any Security of that series at its Maturity; or

                  (3) default in the performance, or breach, of any covenant or warranty of the Company in this Indenture (other than a covenant or warranty a default in whose performance or whose breach is elsewhere in this Section specifically dealt with or which has expressly been included in this Indenture solely for the benefit of series of Securities other than that series), and continuance of such default or breach for a period of 90 days after there has been given, by registered or certified mail, to the Company by the Trustee or to the Company and the Trustee by the Holders of at least 25% in principal amount of the Outstanding Securities of that series a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder; or

                  (4) the Company pursuant to or within the meaning of any Bankruptcy Law (a) commences a voluntary case, (b) consents to the entry of any order for relief against it in an involuntary case, (c) consents to the appointment of a Custodian of it or for all or substantially all of its property, or (d) makes a general assignment for the benefit of its creditors; or

                  (5) a court of competent jurisdiction enters an order or decree under any Bankruptcy Law that (a) is for relief against the Company in an involuntary case, (b) appoints a Custodian of the Company or for all or substantially all of its property, or (c) orders the liquidation of the Company; and the order or decree remains unstayed and in effect for 90 consecutive days; or

                  (6) default in the deposit of any sinking fund payment when due; or

                  (7) any other Event of Default provided with respect to Securities of that series in accordance with Section 3.1.

Section 5.2. Acceleration of Maturity; Rescission and Annulment.

         If an Event of Default with respect to Securities of any series at the time Outstanding occurs and is continuing, then in every such case the Trustee or the Holders of a specified percentage in aggregate principal amount of the Outstanding Securities of that series may declare the principal amount (or, if the Securities of that series are Original Issue Discount Securities, such portion of the principal amount as may be specified in the terms of that series) of all of the Securities of that series to be due and payable immediately, by a notice in writing to the Company (and to the Trustee if given by Holders), and upon any such declaration such principal amount (or specified amount) shall become immediately due and payable. Notwithstanding the foregoing, if an Event of Default specified in clause (4) or (5) of Section 5.1 occurs, the Securities of any series at the time Outstanding shall be due and payable immediately without further action or notice.

         At any time after such a declaration of acceleration with respect to Securities of any series has been made and before a judgment or decree for payment of the money due has been obtained by the Trustee as hereinafter in this Article Five provided, the Holders of a majority in principal amount of the Outstanding Securities of that series, by written notice to the Company and the Trustee, may rescind and annul such declaration and its consequences if:

                  (1) the Company or, if applicable, the Guarantor has paid or deposited with the Trustee a sum sufficient to pay:

                           (a) all overdue interest on all Securities of that
                  series,

                           (b) the principal of (and premium, if any, on) any
                  Securities of that series which have become due otherwise than by such declaration of acceleration and any interest thereon at the rate or rates prescribed therefor in such Securities,

                           (c) to the extent that payment of such interest is
                  lawful, interest upon overdue interest at the rate or rates prescribed therefor in such Securities, and

                           (d) all sums paid or advanced by the Trustee
                  hereunder and the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel; and

                  (2) all Events of Default with respect to Securities of that series, other than the non-payment of the principal of Securities of that series which have become due solely by such declaration of acceleration, have been cured or waived as provided in Section 5.13.

No such rescission shall affect any subsequent default or impair any right consequent thereon.

Section 5.3. Collection of Indebtedness and Suits for Enforcement by Trustee.

The Company covenants that if:

                  (1) default is made in the payment of any installment of interest on any Security when such interest becomes due and payable and such default continues for a period of 60 days, or

                  (2) default is made in the payment of the principal of (or premium, if any, on) any Security at the Maturity thereof,

the Company will, upon demand of the Trustee, pay to it, for the benefit of the Holders of such Securities, the whole amount then due and payable on such Securities for principal and any premium and interest and, to the extent that payment of such interest shall be legally enforceable, interest on any overdue principal and any premium and on any overdue interest, at the rate or rates prescribed therefor in such Securities, and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel.

         If the Company fails to pay such amounts forthwith upon such demand, the Trustee, in its own name and as trustee of an express trust, may institute a judicial proceeding for the collection of the sums so due and unpaid, may prosecute such proceeding to judgment or final decree and may enforce the same against the Company or, if applicable, the Guarantor or any other obligor upon such Securities and collect the moneys adjudged or decreed to be payable in the manner provided by law out of the property of the Company or, if applicable, the Guarantor or any other obligor upon such Securities, wherever situated.

         If an Event of Default with respect to Securities of any series occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Holders of Securities of such series by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.

Section 5.4. Trustee May File Proofs of Claim.

         In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relative to the Company or, if applicable, the Guarantor or any other obligor upon the Securities, their property or their creditors, the Trustee (irrespective of whether the principal of the Securities shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand on the Company or, if applicable, the Guarantor for the payment of overdue principal or interest) shall be entitled and empowered, by intervention in such proceeding or otherwise,

                  (i) to file and prove a claim for the whole amount of principal (and premium, if any) and interest owing and unpaid in respect of the Securities and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel) and of the Holders allowed in such judicial proceeding, and

                  (ii) to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same;

and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Trustee and, if the Trustee shall consent to the making of such payments directly to the Holders, to pay to the Trustee any amount due it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 6.7.

         No provision of this Indenture shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, compromise, arrangement, adjustment or composition affecting the Securities or, if applicable, the Guarantee or the rights of any Holder thereof or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding; provided, however, that the Trustee may, on behalf of the Holders, vote for the election of a trustee in bankruptcy or similar official and be a member of a creditors' or other similar committee.

Section 5.5. Trustee May Enforce Claims Without Possession of Securities.

         All rights of action and claims under this Indenture or the Securities may be prosecuted and enforced by the Trustee without the possession of any of the Securities or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Holders of the Securities in respect of which such judgment has been recovered.

Section 5.6. Application of Money Collected.

         Any money collected by the Trustee pursuant to this Article Five shall be applied in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such money on account of principal or any premium or interest, upon presentation of the Securities and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

                  FIRST: To the payment of all amounts due the Trustee under
         Section 6.7;

                  SECOND: To the payment of the amounts then due and unpaid for principal of and any premium and interest on the Securities in respect of which or for the benefit of which such money has been collected, ratably, without preference or priority of any kind, according to the amounts due and payable on such Securities for principal and any premium and interest, respectively; and

                  THIRD: The balance, if any, to the Company.

Section 5.7. Limitation on Suits.

         No Holder of any Security of any series shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture (including, if applicable, the Guarantee), or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless:

                  (1) such Holder has previously given written notice to the Trustee of a continuing Event of Default with respect to the Securities of that series;

                  (2) the Holders of not less than 25% in principal amount of the Outstanding Securities of that series shall have made written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder;

                  (3) such Holder or Holders have offered to the Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in compliance with such request;

                  (4) the Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute any such proceeding; and

                  (5) no direction inconsistent with such written request has been given to the Trustee during such 60-day period by the Holders of a majority in principal amount of the Outstanding Securities of that series;

it being understood and intended that no one or more of such Holders shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other of such Holders, or to obtain or to seek to obtain priority or preference over any other of such Holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all such Holders.

Section 5.8. Unconditional Right of Holders to Receive Principal, Premium and Interest.

         Notwithstanding any other provision in this Indenture, the Holder of any Security shall have the right, which is absolute and unconditional, to receive payment of the principal of and any premium and (subject to Sections 3.5 and 3.7) interest on such Security on the Stated Maturity or Maturities expressed in such Security (or, in the case of redemption, on the Redemption
Date) and to institute suit for the enforcement of any such payment, and such rights shall not be impaired without the consent of such Holder.

Section 5.9. Restoration of Rights and Remedies.

         If the Trustee or any Holder has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder, then and in every such case, subject to any determination in such proceeding, the Company, the Guarantor, the Trustee and the Holders shall be restored severally and respectively to their former positions hereunder and thereafter all rights and remedies of the Trustee and the Holders shall continue as though no such proceeding had been instituted.

Section 5.10. Rights and Remedies Cumulative.

         Except as otherwise provided with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities in the last paragraph of
Section 3.6, no right or remedy herein conferred upon or reserved to the Trustee or to the Holders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

Section 5.11. Delay or Omission Not Waiver.

         To fullest extent permitted by applicable law, no delay or omission of the Trustee or of any Holder of any Securities to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article Five or by law to the Trustee or to the Holders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Holders, as the case may be.

Section 5.12. Control by Holders.

         The Holders of a majority in principal amount of the Outstanding Securities of any series shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee, with respect to the Securities of such series; provided, however, that:

                  (1) such direction shall not be in conflict with any rule of law or with this Indenture;

                  (2) the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction; and

                  (3) subject to the provisions of Section 6.1, the Trustee shall have the right to decline to follow any such direction if the Trustee in good faith shall determine that the proceeding so directed would involve the Trustee in personal liability.

Section 5.13. Waiver of Past Defaults.

         The Holders of not less than a majority in principal amount of the Outstanding Securities of any series may on behalf of the Holders of all the Securities of such series waive any past default hereunder with respect to such series and its consequences, except:

                  (1) a continuing default in the payment of the principal of or any premium or interest on any Security of such series, or

                  (2) a default in respect of a covenant or provision hereof which under Article Nine cannot be modified or amended without the consent of the Holder of each Outstanding Security of such series affected.

Upon any such waiver, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Indenture, but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

Section 5.14. Undertaking for Costs.

         All parties to this Indenture agree, and each Holder of any Security by his acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken, suffered or omitted by it as Trustee, the filing by any party litigant, other than the Trustee, in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but (1) the provisions of this Section 5.14 shall not apply to any suit instituted by the Company, to any suit instituted by the Trustee, to any suit instituted by any Holder, or group of Holders, holding in the aggregate more than 25% in principal amount of the Outstanding Securities of any series, or to any suit instituted by any Holder for the enforcement of the payment of the principal of (or premium, if any) or interest on any Security on or after the Stated Maturity or Maturities expressed in such Security (or, in the case of redemption, on or after the Redemption Date).

Section 5.15. Waiver of Stay or Extension Laws.

         Each of the Company and the Guarantor covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Indenture; and each of the Company and the Guarantor (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

                                   ARTICLE SIX
                                   THE TRUSTEE

Section 6.1. Certain Duties and Responsibilities.

                           (a) Except during the continuance of an Event of
                  Default,

                                    (1) the Trustee undertakes to perform such
                           duties and only such duties as are specifically set forth in this Indenture and as are provided by the Trust Indenture Act, and, except for implied covenants or obligations under the Trust Indenture Act, no implied covenants or obligations shall be read into this Indenture against the Trustee; and

                                    (2) in the absence of bad faith on its part,
                           the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture; but in the case of any such certificates or opinions which by any provision hereof are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Indenture.

                           (b) In case an Event of Default has occurred and is
                  continuing, the Trustee shall exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent man would exercise or use under the circumstances in the conduct of his own affairs.

                           (c) No provision of this Indenture shall be construed
                  to relieve the Trustee from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that

                                    (1) this Subsection shall not be construed
                           to limit the effect of Subsection (a) of this Section;

                                    (2) the Trustee shall not be liable for any
                           error of judgment made in good faith by a Responsible Officer, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts;

                                    (3) the Trustee shall not be liable with
                           respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Holders of a majority in principal amount of the Outstanding Securities of any series, given pursuant to Section 5.12, relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Indenture with respect to the Securities of such series; and

                                    (4) no provision of this Indenture shall
                           require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

                           (d) Whether or not therein expressly so provided,
                  every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section.

Section 6.2. Notice of Defaults.

         Within 90 days after the occurrence of any default hereunder with respect to the Securities of any series, the Trustee shall transmit by mail to all Holders of Securities of such series, as their names and addresses appear in the Security Register, notice of such default hereunder known to the Trustee, unless such Default shall have been cured or waived; provided, however, that, except in the case of a Default in the payment of the principal of or any premium or interest on any Security of such series or in the payment of any sinking fund installment with respect to Securities of such series, the Trustee shall be protected in withholding such notice if and so long as the board of directors, the executive committee or a trust committee of directors and/or Responsible Officers of the Trustee in good faith determine that the withholding of such notice is in the interest of the Holders of Securities of such series; and, provided, further, that in the case of any Default of the character specified in Section 5.1(3) with respect to Securities of such series, no such notice to Holders shall be given until at least 90 days after the occurrence thereof.

Section 6.3. Certain Rights of Trustee.

Subject to the provisions of Section 6.1:

                           (a) the Trustee may conclusively rely and shall be
                  fully protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

                           (b) any request or direction of the Company or the
                  Guarantor mentioned herein shall be sufficiently evidenced by a Company Request or Company Order (other than delivery of any Security to the Trustee for authentication and delivery pursuant to Section 3.3, which shall be sufficiently evidenced as provided therein) and any resolution of the Board of Directors may be sufficiently evidenced by a Board Resolution;

                           (c) whenever in the administration of this Indenture
                  the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) shall be entitled to receive and may, in the absence of bad faith on its part, rely upon an Officer's Certificate;

                           (d) the Trustee may consult with counsel and the
                  advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

                           (e) the Trustee shall be under no obligation to
                  exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders pursuant to this Indenture, unless such Holders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

                           (f) the Trustee shall not be bound to make any
                  investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Company, personally or by agent or attorney;

                           (g) the Trustee may execute any of the trusts or
                  powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder and shall not be responsible for the supervision of officers and employees of such agents or attorneys;

                           (h) the Trustee may request that the Company and, if
                  applicable, the Guarantor deliver an Officer's Certificate setting forth the names of individuals and/or titles of officers authorized at such time to take specified actions pursuant to this Indenture, which Officer's Certificate may be signed by any person authorized to sign an Officer's Certificate, including any person specified as so authorized in any such certificate previously delivered and not superseded; and

                           (i) the Trustee shall be entitled to the rights and
                  protections afforded to the Trustee pursuant to this Article Six in acting as a Paying Agent or Security Registrar hereunder.

Section 6.4. Not Responsible for Recitals or Issuance of Securities.

         The recitals contained herein and in the Securities, except the Trustee's certificates of authentication, shall be taken as the statements of the Company or, if applicable, the Guarantor, and the Trustee or any Authenticating Agent assumes no responsibility for their correctness. Neither the Trustee nor any Authenticating Agent makes any representations as to the validity or sufficiency of this Indenture or of the Securities. The Trustee or any Authenticating Agent shall not be accountable for the use or application by the Company of Securities or the proceeds thereof.

Section 6.5. May Hold Securities.

         The Trustee, any Authenticating Agent, any Paying Agent, any Security Registrar or any other agent of the Company or, if applicable, the Guarantor, in its individual or any other capacity, may become the owner or pledgee of Securities and, subject to Sections 310(b) and 311 of the Trust Indenture Act and

Sections 6.8, 6.9 and 6.13, may otherwise deal with the Company or, if applicable, the Guarantor with the same rights it would have if it were not Trustee, Authenticating Agent, Paying Agent, Security Registrar or such other agent.

Section 6.6. Money Held in Trust.

         Money held by the Trustee in trust hereunder need not be segregated from other funds except to the extent required by law. The Trustee shall be under no liability for interest on any money received by it hereunder except as otherwise agreed in writing with the Company or, if applicable, the Guarantor.

Section 6.7. Compensation and Reimbursement.

         The Company agrees:

                  (1) to pay to the Trustee from time to time reasonable compensation for all services rendered by it hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

                  (2) except as otherwise expressly provided herein, to reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any provision of this Indenture (including the reasonable compensation and the expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to its negligence or bad faith; and

                  (3) to indemnify each of the Trustee and its officers, directors, agents and employees for, and to hold it harmless against, any loss, liability or expense incurred without negligence or willful misconduct on its part, arising out of or in connection with the acceptance or administration of the trust or trusts hereunder, including the costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder.

         As security for the performance of the obligations of the Company under this Section the Trustee shall have a lien prior to the Securities upon all property and funds held or collected by the Trustee as such, except funds held in trust for the payment of principal of (and premium, if any) or interest on particular Securities.

         Without limiting any rights available to the Trustee under applicable law, when the Trustee incurs expenses or renders services in connection with an Event of Default specified in Section 5.1(4) or Section 5.1(5), the expenses (including the reasonable charges and expenses of its counsel) and the compensation for the services of the Trustee are intended to constitute expenses of administration under any applicable Bankruptcy Law.

         The provisions of this Section 6.7 shall survive the satisfaction and discharge of this Indenture and the defeasance of the Securities.

Section 6.8. Disqualification; Conflicting Interests.

         Reference is made to Section 310(b) of the Trust Indenture Act. There shall be excluded from the operation of Section 310(b)(1) of the Trust Indenture Act this Indenture with respect to the Securities of more than one series.

Section 6.9. Corporate Trustee Required; Eligibility.

         There shall at all times be a Trustee hereunder which shall be a corporation organized and doing business under the laws of the United States of America, any State thereof or the District of Columbia, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus required by the Trust Indenture Act, subject to supervision or examination by Federal or State authority. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. The Trustee shall not be an obligor upon the Securities or an Affiliate thereof. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article Six.

Section 6.10. Resignation and Removal; Appointment of Successor.

                           (a) No resignation or removal of the Trustee and no
                  appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee in accordance with the applicable requirements of Section 6.11.

                           (b) The Trustee may resign at any time with respect
                  to the Securities of one or more series by giving written notice thereof to the Company. If the instrument of acceptance by a successor Trustee required by Section 6.11 shall not have been delivered to the Trustee within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Securities of such series.

                           (c) The Trustee may be removed at any time with
                  respect to the Securities of any series by Act of the Holders of a majority in principal amount of the Outstanding Securities of such series, delivered to the Trustee and to the Company.

                           (d) If at any time:

                                    (1) the Trustee shall fail to comply with
                           Section 310(b) of the Trust Indenture Act after written request therefor by the Company or by any Holder who has been a bona fide Holder of a Security for at least six months, or

                                    (2) the Trustee shall cease to be eligible
                           under Section 6.9 and shall fail to resign after written request therefor by the Company or by any such Holder, or

                                    (3) the Trustee shall become incapable of
                           acting or shall be adjudged a bankrupt or insolvent or a receiver of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case,
                           (i) the Company by a Board Resolution may remove the Trustee with respect to all Securities, or (ii) subject to Section 5.14, any Holder who has been a bona fide Holder of a Security for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee with respect to all Securities and the appointment of a successor Trustee or Trustees.

                           (e) If the Trustee shall resign, be removed or become
                  incapable of acting, or if a vacancy shall occur in the office of Trustee for any cause, with respect to the Securities of one or more series, the Company, by a Board Resolution, shall promptly appoint a successor Trustee or Trustees with respect to the Securities of that or those series (it being understood that any such successor Trustee may be appointed with respect to the Securities of one or more or all of such series and that at any time there shall be only one Trustee with respect to the Securities of any particular series) and shall comply with the applicable requirements of Section 6.11. If, within one year after such resignation, removal or incapability, or the occurrence of such vacancy, a successor Trustee with respect to the Securities of any series shall be appointed by Act of the Holders of a majority in principal amount of the Outstanding Securities of such series delivered to the Company and the retiring Trustee, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment in accordance with the applicable requirements of Section 6.11, become the successor Trustee with respect to the Securities of such series and to that extent supersede the successor Trustee appointed by the Company. If no successor Trustee with respect to the Securities of any series shall have been so appointed by the Company or the Holders and accepted appointment in the manner required by Section 6.11, any Holder who has been a bona fide Holder of a Security of such series for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Securities of such series.

                           (f) The Company shall give notice of each resignation
                  and each removal of the Trustee with respect to the Securities of any series and each appointment of a successor Trustee with respect to the Securities of any series to all Holders of Securities of such series in the manner provided in Section
                  1.7. Each notice shall include the name of the successor Trustee with respect to the Securities of such series and the address of its Corporate Trust Office.

Section 6.11. Acceptance of Appointment by Successor.

                           (a) In case of the appointment hereunder of a
                  successor Trustee with respect to all Securities, every such successor Trustee so appointed shall execute, acknowledge and deliver to the Company, the Guarantor (if applicable) and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee; but, on the request of the Company or, if applicable, the Guarantor or the successor Trustee, such retiring Trustee shall, upon payment of its charges, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder.

                           (b) In case of the appointment hereunder of a
                  successor Trustee with respect to the Securities of one or more (but not all) series, the Company, the Guarantor (if applicable), the retiring Trustee and each successor Trustee with respect to the Securities of one or more series shall execute and deliver an indenture supplemental hereto wherein each successor Trustee shall accept such appointment and which
                  (1) shall contain such
                  provisions as shall be necessary or desirable to transfer and confirm to, and to vest in, each successor Trustee all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series to which the appointment of such successor Trustee relates, (2) if the retiring Trustee is not retiring with respect to all Securities, shall contain such provisions as shall be deemed necessary or desirable to confirm that all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series as to which the retiring Trustee is not retiring shall continue to be vested in the retiring Trustee, and (3) shall add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, it being understood that nothing herein or in such supplemental indenture shall constitute such Trustees co-trustees of the same trust and that each such Trustee shall be trustee of a trust or trusts hereunder separate and apart from any trust or trusts hereunder administered by any other such Trustee; and upon the execution and delivery of such supplemental indenture the resignation or removal of the retiring Trustee shall become effective to the extent provided therein and each such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series to which the appointment of such successor Trustee relates; but, on request of the Company, the Guarantor (if applicable) or any successor Trustee, such retiring Trustee shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder with respect to the Securities of that or those series to which the appointment of such successor Trustee relates.

                           (c) Upon request of any such successor Trustee, the
                  Company and, if applicable, the Guarantor shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts referred to in paragraph (a) or (b) of this Section, as the case may be.

                           (d) No successor Trustee shall accept its appointment
                  unless at the time of such acceptance such successor Trustee shall be qualified and eligible under this Article and the Trust Indenture Act.

Section 6.12. Merger, Conversion, Consolidation or Succession to Business.

         Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation shall be otherwise qualified and eligible under this Article Six, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Securities shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Securities so authenticated with the same effect as if such successor Trustee had itself authenticated such Securities.

Section 6.13. Preferential Collection of Claims Against Company.

         Reference is made to Section 311 of the Trust Indenture Act. For purposes of Section 311(b) of the Trust Indenture Act,

                  (1) the term "cash transaction" means any transaction in which full payment for goods or securities sold is made within seven days after delivery of the goods or securities in currency or in checks or other orders drawn upon banks or bankers and payable upon demand;

                  (2) the term "self-liquidating paper" means any draft, bill of exchange, acceptance or obligation which is made, drawn, negotiated or incurred by the Company or, if applicable, the Guarantor for the purpose of financing the purchase, processing, manufacturing, shipment, storage or sale of goods, wares or merchandise and which is secured by documents evidencing title to, possession of, or a lien upon, the goods, wares or merchandise or the receivables or proceeds arising from the sale of the goods, wares or merchandise previously constituting the security, provided the security is received by the Trustee simultaneously with the creation of the creditor relationship with the Company or, if applicable, the Guarantor arising from the making, drawing, negotiating or incurring of the draft, bill of exchange, acceptance or obligation.

Section 6.14. Appointment of Authenticating Agent.

         The Trustee may appoint an Authenticating Agent or Agents with respect to one or more series of Securities which shall be authorized to act on behalf of the Trustee to authenticate Securities of such series issued upon exchange, registration of transfer or partial redemption thereof or pursuant to Section 3.6, and Securities so authenticated shall be entitled to the benefits of this Indenture and shall be valid and obligatory for all purposes as if authenticated by the Trustee hereunder. Wherever reference is made in this Indenture to the authentication and delivery of Securities by the Trustee or the Trustee's certificate of authentication, such reference shall be deemed to include authentication and delivery on behalf of the Trustee by an Authenticating Agent and a certificate of authentication executed on behalf of the Trustee by an Authenticating Agent. Each Authenticating Agent shall be acceptable to the Company and shall at all times be a corporation organized and doing business under the laws of the United States of America, any State thereof or the District of Columbia, authorized under such laws to act as Authenticating Agent, having a combined capital and surplus of not less than $100,000,000 and subject to supervision or examination by Federal or State authority. If such Authenticating Agent publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such Authenticating Agent shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time an Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, such Authenticating Agent shall resign immediately in the manner and with the effect specified in this Section.

         Any corporation into which an Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which such Authenticating Agent shall be a party, or any corporation succeeding to all or substantially all of the corporate agency or corporate trust business of an Authenticating Agent, shall continue to be an Authenticating Agent, provided such corporation shall be otherwise eligible under this Section, without the execution or filing of any paper or any further act on the part of the Trustee or the Authenticating Agent.

         An Authenticating Agent may resign at any time by giving written notice thereof to the Trustee and to the Company and, if applicable, the Guarantor. The Trustee may at any time terminate the agency of an Authenticating Agent by giving written notice thereof to such Authenticating Agent and to the Company and, if applicable, the Guarantor. Upon receiving such a notice of resignation or upon such a termination, or in case at any time such Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, the Trustee may appoint a successor Authenticating Agent which shall be acceptable to the Company and, if applicable, the Guarantor and shall mail written notice of such appointment by first-class mail, postage prepaid, to all Holders of Securities of the series with respect to which such Authenticating Agent will serve, as their names and addresses appear in the Security Register. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers and duties of its predecessor hereunder, with like effect as if originally named as an Authenticating Agent. No successor Authenticating Agent shall be appointed unless eligible under the provisions of this Section.

         Except with respect to an Authenticating Agent appointed at the request of the Company or, if applicable, the Guarantor, the Trustee agrees to pay to each Authenticating Agent from time to time reasonable compensation for its services under this Section 6.14, and the Trustee shall be entitled to be reimbursed by the Company or, if applicable, the Guarantor for such payments, subject to the provisions of Section 6.7.

         If an appointment with respect to one or more series is made pursuant to this Section 6.14, the Securities of such series may have endorsed thereon, in addition to the Trustee's certificate of authentication, an alternate certificate of authentication in the following form:

         This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

                                   [                                     ],
                                   As Trustee

                                   By:
                                      -----------------------------------------
                                      As Authenticating Agent

                                   By:
                                      -----------------------------------------
                                      Authorized Officer

                                  ARTICLE SEVEN
                HOLDERS' LISTS AND REPORTS BY TRUSTEE AND COMPANY

Section 7.1. Company to Furnish Trustee Names and Addresses of Holders.

         The Company will furnish or cause to be furnished to the Trustee:

                           (a) semi-annually, not more than 15 days after each
                  Regular Record Date for a series of Securities, a list for such series of Securities, in such form as the Trustee may reasonably require, of the names and addresses of the Holders of Securities of such series as of such Regular Record Date, and

                           (b) at such other times as the Trustee may request in
                  writing, within 30 days after the receipt by the Company of any such request, a list of similar form and content as of a date not more than 15 days prior to the time such list is furnished; provided, however, that if and so long as the Trustee shall be the Security Registrar, no such list need be furnished with respect to such series of Securities.

Section 7.2. Preservation of Information; Communications to Holders.

                           (a) The Trustee shall preserve, in as current a form
                  as is reasonably practicable, the names and addresses of Holders contained in the most recent list furnished to the Trustee as provided in Section 7.1 and the names and addresses of Holders received by the Trustee in its capacity as Security Registrar. The Trustee may destroy any list furnished to it as provided in Section 7.1 upon receipt of a new list so furnished.

                           (b) If three or more Holders (herein referred to as
                  "applicants") apply in writing to the Trustee, and furnish to the Trustee reasonable proof that each such applicant has owned a Security for a period of at least six months preceding the date of such application, and such application states that the applicants desire to communicate with other Holders with respect to their rights under this Indenture or under the Securities and is accompanied by a copy of the form of proxy or other communication which such applicants propose to transmit, then the Trustee shall, within five business days after the receipt of such application, at its election, either

                  (ii) afford such applicants access to the information preserved at the time by the Trustee in accordance with Section 7.2(a), or

                  (iii) inform such applicants as to the approximate number of Holders whose names and addresses appear in the information preserved at the time by the Trustee in accordance with Section 7.2(a) , and as to the approximate cost of mailing to such Holders the form of proxy or other communication, if any, specified in such application.

         If the Trustee shall elect not to afford such applicants access to such information, the Trustee shall, upon the written request of such applicants, mail to each Holder whose name and address appear in the information preserved at the time by the Trustee in accordance with Section 7.2(a) a copy of the form of proxy or other communication which is specified in such request, with reasonable promptness after a tender to the Trustee of the material to be mailed and of payment, or provision for the payment, of the reasonable expenses of mailing, unless within five days after such tender the Trustee shall mail to such applicants and file with the Commission, together with a copy of the material to be mailed, a written statement to the effect that, in the opinion of the Trustee, such mailing would be contrary to the best interest of the Holders or would be in violation of applicable law. Such written statement shall specify the basis of such opinion. If the Commission, after opportunity for a hearing upon the objections specified in the written statement so filed, shall enter an order refusing to sustain any of such objections or if, after the entry of an order sustaining one or more of such objections, the Commission shall find, after notice and opportunity for hearing, that all the objections so sustained have been met and shall enter an order so declaring, the Trustee shall mail copies of such material to all such Holders with reasonable promptness after the entry of such order and the renewal of such tender; otherwise the Trustee shall be relieved of any obligation or duty to such applicants respecting their application.

                           (a) Every Holder of Securities, by receiving and
                  holding the same, agrees with the Company, the Guarantor (if applicable) and the Trustee that none of the Company, the Guarantor (if applicable) nor the Trustee nor any agent of any of them shall be held accountable by reason of the disclosure of any such information as to the names and addresses of the Holders in accordance with Section 7.2(b), regardless of the source from which such information was derived, and that the Trustee shall not be held accountable by reason of mailing any material pursuant to a request made under Section 7.2(b).

Section 7.3. Reports by Trustee.

         Any Trustee's report required pursuant to Section 313(a) of the Trust Indenture Act shall be dated as of May 15, and shall be transmitted within 60 days after May 15 of each year, commencing with the year 2003, by mail to all Holders, as their names and addresses appear in the Security Register. A copy of each such report shall, at the time of such transmission to Holders, be filed by the Trustee with each stock exchange upon which any Securities are listed, with the Commission and with the Company. The Company will notify the Trustee when any Securities are listed on any stock exchange.

Section 7.4. Reports by Company.

         The Company shall:

                           (a) file with the Trustee, within 15 days after the
                  Company is required to file the same with the Commission, copies of the annual reports and of the information, documents and other reports (or copies of such portions of any of the foregoing as the Commission may from time to time by rules and regulations prescribe) which the Company may be required to file with the Commission pursuant to Section 13 or Section 15(d) of the Exchange Act; or, if the Company is not required to file information, documents or reports pursuant to either of said Sections, then it shall file with the Trustee and the Commission, in accordance with rules and regulations prescribed from time to time by the Commission, such of the supplementary and periodic information, documents and reports which may be required pursuant to Section 13 of the Exchange Act in respect of a security listed and registered on a national securities exchange as may be prescribed from time to time in such rules and regulations;

                           (b) file with the Trustee and the Commission, in
                  accordance with rules and regulations prescribed from time to time by the Commission, such additional information, documents and reports with respect to compliance by the Company with the conditions and covenants of this Indenture as may be required from time to time by such rules and regulations; and

                           (c) transmit by mail to all Holders, as their names
                  and addresses appear in the Security Register, within 30 days after the filing thereof with the Trustee, such summaries of any information, documents and reports required to be filed by the Company pursuant to clauses (a) and (b) of this Section as may be required by rules and regulations prescribed from time to time by the Commission.

                                  ARTICLE EIGHT
                  CONSOLIDATION, AMALGAMATION, MERGER AND SALE

Section 8.1. Company May Consolidate, Etc., Only on Certain Terms.

         The Company and, if any Securities of a series to which Article Fourteen has been made applicable are Outstanding, the Guarantor shall not consolidate or amalgamate with or merge into any other Person or convey, transfer or lease its properties and assets as, or substantially as, an entirety to any Person unless:

                  (1) the Person formed by such consolidation or amalgamation or into which the Company or the Guarantor, as the case may be, is merged or the Person which acquires by conveyance or transfer, or which leases, the properties and assets of the Company or the

         Guarantor, as the case may be, as, or substantially as, an entirety shall be a corporation and shall expressly assume, by an indenture supplemental hereto, executed and delivered to the Trustee, in form satisfactory to the Trustee, the due and punctual payment of the principal of and any premium and interest on all the Securities and the performance or observance of every other covenant of this Indenture on the part of the Company or the Guarantor, as the case may be, to be performed or observed and shall have expressly provided for conversion rights in respect of any series of Outstanding Securities with conversion rights;

                  (2) immediately after giving effect to such transaction, no Event of Default, and no event which, after notice or lapse of time or both, would become an Event of Default, shall have occurred and be continuing; and

                  (3) the Company or the Guarantor, as the case may be, has delivered to the Trustee an Officer's Certificate and an Opinion of Counsel, each stating that such consolidation, amalgamation, merger, conveyance, sale, transfer or lease and such supplemental indenture, if any, comply with this Article Eight and that all conditions precedent herein provided for relating to such transaction have been complied with.

Section 8.2. Successor Substituted.

         Upon any consolidation or amalgamation of the Company or the Guarantor, as the case may be, with or merger of the Company or the Guarantor, as the case may be, into, any other Person or any conveyance, transfer or lease of the properties and assets of the Company or the Guarantor, as the case may be, as, or substantially as, an entirety in accordance with Section 8.1, the successor or resulting Person formed by or resulting upon such consolidation or amalgamation or into which the Company or the Guarantor, as the case may be, is merged or to which such conveyance, transfer or lease is made shall succeed to, and be substituted for, and may exercise every right and power of, the Company or the Guarantor, as the case may be, under this Indenture with the same effect as if such successor Person had been named as the Company or the Guarantor, as the case may be, herein, and thereafter, except in the case of a lease, the predecessor Person shall be relieved of all obligations and covenants under this Indenture and the Securities and may liquidate and dissolve.

                                  ARTICLE NINE
                             SUPPLEMENTAL INDENTURES

Section 9.1. Supplemental Indentures Without Consent of Holders.

         Without the consent of any Holders, the Company, when authorized by a Board Resolution, the Guarantor and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental hereto, in form satisfactory to the Trustee, for any of the following purposes:

                  (1) to evidence the succession of another Person to the Company and the assumption by any such successor of the covenants of the Company herein and in the Securities; or

                  (2) to evidence the succession of another Person to the Guarantor and the assumption by any such successor of the Guarantee of the Guarantor herein and, to the extent applicable, endorsed upon any Securities; or

                  (3) to add to the covenants of the Company such further covenants, restrictions, conditions or provisions as the Company shall consider to be appropriate for the benefit of the Holders of all or any series of Securities (and if such covenants, restrictions, conditions or provisions are to be for the benefit of less than all series of Securities, stating that such covenants are expressly being included solely for the benefit of such series) or to surrender any right or power herein conferred upon the Company and to make the occurrence, or the occurrence and continuance, of a Default in any such additional covenants, restrictions, conditions or provisions an Event of Default permitting the enforcement of all or any of the several remedies provided in this Indenture as herein set forth; provided, that in respect of any such additional covenant, restriction, condition or provision such supplemental indenture may provide for a particular period of grace after default (which period may be shorter or longer than that allowed in the case of other defaults) or may provide for an immediate enforcement upon such an Event of Default or may limit the remedies available to the Trustee upon such an Event of Default or may limit the right of the Holders of a majority in aggregate principal amount of the Securities of such series to waive such an Event of Default; or

                  (4) to add any additional Defaults or Events of Default in respect of all or any series of Securities; or

                  (5) to add to, change or eliminate any of the provisions of this Indenture to such extent as shall be necessary to permit or facilitate the issuance of Securities in bearer form, registrable or not registrable as to principal, and with or without interest coupons; or

                  (6) to change or eliminate any of the provisions of this Indenture, provided that any such change or elimination shall become effective only when there is no Security Outstanding of any series created prior to the execution of such supplemental indenture which is entitled to the benefit of such provision; or

                  (7) to secure the Securities of any series pursuant to the requirements of Section 10.5 or otherwise; or

                  (8) to establish the form or terms of Securities of any series as permitted by Sections 2.1 and 3.1, including to reopen any series of any Securities as permitted under Section 3.1; or

                  (9) to evidence and provide for the acceptance of appointment hereunder by a successor Trustee with respect to the Securities of one or more series and to add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, pursuant to the requirements of Section 6.11(b); or

                  (10) to cure any ambiguity, to correct or supplement any provision herein which may be inconsistent with any other provision herein, to comply with any applicable mandatory provision of law or to make any other provisions with respect to matters or questions arising under this Indenture which shall not adversely affect the interests of the Holders of Securities of any series in any material respect; or

                  (11) to modify, eliminate or add to the provisions of this Indenture to such extent as shall be necessary to effect the qualification of this Indenture under the Trust Indenture Act or under any similar federal statute subsequently enacted, and to add to this Indenture such other provisions as may be expressly required under the Trust Indenture Act.

         The Trustee is hereby authorized to join with the Company and the Guarantor in the execution of any such supplemental indenture, to make any further appropriate agreements and stipulations which may be therein contained and to accept the conveyance, transfer, assignment, mortgage, charge or pledge of any property thereunder, but the Trustee shall not be obligated to enter into any such supplemental indenture which affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.

Section 9.2. Supplemental Indentures with Consent of Holders.

         With the consent of the Holders of not less than a majority in aggregate principal amount of the Outstanding Securities of all series affected by such supplemental indenture, by Act of said Holders delivered to the Company, the Guarantor and the Trustee, the Company, when authorized by a Board Resolution, the Guarantor and the Trustee may enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of modifying in any manner the rights of the Holders of Securities of such series under this Indenture; provided, however, that no such supplemental indenture shall, without the consent of the Holder of each Outstanding Security affected thereby,

                  (1) change the Stated Maturity of the principal of, or any installment of principal of or interest on, any Security, or reduce the principal amount thereof or the rate of interest thereon or any premium payable upon the redemption thereof, or reduce the amount of the principal of an Original Issue Discount Security that would be due and payable upon a declaration of acceleration of the Maturity thereof pursuant to Section 5.2, or change any Place of Payment where, or the coin or currency in which, any Security or any premium or the interest thereon is payable, or impair the right to institute suit for the enforcement of any such payment on or after the Stated Maturity thereof (or, in the case of redemption, on or after the Redemption Date), or

                  (2) reduce the percentage in principal amount of the Outstanding Securities of any series, the consent of whose Holders is required for any such supplemental indenture, or the consent of whose Holders is required for any waiver (of compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences) provided for in this Indenture, or

                  (3) modify any of the provisions of this Section 9.2, Section
         5.13 or Section 10.8, except to increase any such percentage or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each Outstanding Security affected thereby, provided, however, that this clause (3) shall not be deemed to require the consent of any Holder with respect to changes in the references to "the Trustee" and concomitant changes in this Section, or the deletion of this proviso, in accordance with the requirements of Sections 6.11(b) and 9.1(9).

         A supplemental indenture which changes or eliminates any covenant or other provision of this Indenture which has expressly been included solely for the benefit of one or more particular series of Securities, or which modifies the rights of the Holders of Securities of such series with respect to such covenant or other provision, shall be deemed not to affect the rights under this Indenture of the Holders of Securities of any other series.

         It shall not be necessary for any Act of Holders under this Section 9.2 to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

Section 9.3. Execution of Supplemental Indentures.

         In executing, or accepting the additional trusts created by, any supplemental indenture permitted by this Article or the modifications thereby of the trusts created by this Indenture, the Trustee shall be entitled to receive, and (subject to Section 6.1) shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture. The Trustee may, but shall not be obligated to, enter into any such supplemental indenture which affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.

Section 9.4. Effect of Supplemental Indentures.

         Upon the execution of any supplemental indenture under this Article Nine, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of Securities theretofore or thereafter authenticated and delivered hereunder shall be bound thereby.

Section 9.5. Conformity with Trust Indenture Act.

         Every supplemental indenture executed pursuant to this Article Nine shall conform to the requirements of the Trust Indenture Act as then in effect.

Section 9.6. Reference in Securities to Supplemental Indentures.

         Securities of any series authenticated and delivered after the execution of any supplemental indenture pursuant to this Article Nine may, and shall if required by the Trustee, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Company shall so determine, new Securities of any series so modified as to conform, in the opinion of the Trustee and the Company, to any such supplemental indenture may be prepared and executed by the Company and authenticated and delivered by the Trustee in exchange for Outstanding Securities of such series.

                                   ARTICLE TEN
                                    COVENANTS

Section 10.1. Payment of Principal, Premium and Interest.

         The Company covenants and agrees for the benefit of each series of Securities that it will duly and punctually pay the principal of and any premium and interest on the Securities of that series in accordance with the terms of the Securities and this Indenture.

Section 10.2. Maintenance of Office or Agency.

         The Company will maintain an office or agency where Securities of that series may be presented or surrendered for payment, where Securities of that series may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Company in respect of the Securities of that series and this Indenture may be served. The Company will give prompt written notice to the Trustee of the location, and any change in the location, of such office or agency. If at any time the Company shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office of the Trustee.

         The Company may also from time to time designate one or more other offices or agencies where the Securities of one or more series may be presented or surrendered for any or all such purposes and may from time to time rescind such designations. The Company will give prompt written notice to the Trustee of any such designation or rescission and of any change in the location of any such other office or agency.

         Except as otherwise specified with respect to a series of Securities as contemplated by Section 301, the Company hereby initially designates as the Place of Payment for each series of Securities The City and State of New York, and initially appoints the Trustee at its Corporate Trust Office as the Company's office or agency for each such purpose in such city.

Section 10.3. Money for Securities Payments to Be Held in Trust.

         If the Company shall at any time act as its own Paying Agent, with respect to any series of Securities, it will, on or before each due date of the principal of and any premium or interest on any of the Securities of that series, segregate and hold in trust for the benefit of the Persons entitled thereto a sum sufficient to pay the principal and any premium and interest so becoming due until such sums shall be paid to such Persons or otherwise disposed of as herein provided and will promptly notify the Trustee of its action or failure so to act.

         Whenever the Company shall have one or more Paying Agents for any series of Securities, it will, prior to each due date of the principal of and any premium or interest on any Securities of that series, deposit with a Paying Agent a sum sufficient to pay the principal and any premium or interest so becoming due, such sum to be held in trust for the benefit of the Persons entitled to such principal, premium or interest, and (unless such Paying Agent is the Trustee) the Company will promptly notify the Trustee of its action or failure so to act. For purposes of this Section 10.3, should a due date for principal of and any premium or interest on, or sinking fund payment with respect to any series of Securities not be on a Business Day, such payment shall be due on the next Business Day without any interest for the period from the due date until such Business Day.

         The Company will cause each Paying Agent for any series of Securities other than the Trustee to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section, that such Paying Agent will:

                  (1) hold all sums held by it for the payment of the principal of and any premium or interest on Securities of that series in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided;

                  (2) give the Trustee notice of any Default by the Company (or any other obligor upon the Securities of that series) in the making of any payment of principal and any premium or interest on the Securities of that series; and

                  (3) at any time during the continuance of any such Default, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held in trust by such Paying Agent.

         The Company and, if applicable, the Guarantor may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay, or by Company Order direct any Paying Agent to pay, to the Trustee all sums held in trust by the Company or such Paying Agent, such sums to be held by the Trustee upon the same trusts as those upon which such sums were held by the Company or such Paying Agent; and, upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such money.

         Subject to any applicable escheat or abandoned property laws, any money deposited with the Trustee or any Paying Agent, or then held by the Company, in trust for the payment of the principal of and any premium or interest on any Security of any series and remaining unclaimed for one year after such principal and any premium or interest has become due and payable shall be paid to the Company on Company Request, or (if then held by the Company) shall be discharged from such trust; and the Holder of such Security shall thereafter, as an unsecured general creditor, look only to the Company for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Company as trustee thereof, shall thereupon cease; provided, however, that the Trustee or such Paying Agent, before being required to make any such repayment, may at the expense of the Company cause to be published once, in a newspaper published in the English language, customarily published on each Business Day and of general circulation in the Borough of Manhattan, The City of New York, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication, any unclaimed balance of such money then remaining will be repaid to the Company.

Section 10.4. Existence.

         Subject to Article Eight, the Company and, if any Securities of a series to which Article Fourteen has been made applicable are Outstanding, the Guarantor will do or cause to be done all things necessary to preserve and keep in full force and effect its existence, rights (charter and statutory) and franchises; provided, however, that the Company and, if applicable, the Guarantor shall not be required to preserve any such right or franchise if the Board of Directors shall determine that the preservation thereof is no longer desirable in the conduct of the business of the Company or the Guarantor, as the case may be.

Section 10.5. Limitation on Liens.

         The Company will not, nor will it permit any Subsidiary to, create, assume, incur or suffer to exist any Lien upon any property, whether owned or leased on the date of this Indenture or thereafter acquired, to secure any Debt of the Company or any other Person (other than the Securities issued hereunder), without in any such case making effective provision whereby all of the Securities Outstanding hereunder shall be secured equally and ratably with, or prior to, such Debt so long as such Debt shall be so secured. This restriction shall not apply to:

                  (1) Liens (i) existing on the date any Securities are issued under this Indenture or (ii) provided for under the terms of agreements existing on such date securing indebtedness existing on such date;

                  (2) Liens on current assets to secure current liabilities;

                  (3) Liens on property acquired, constructed, altered or improved by the Company or any Subsidiary of the Company after the date of this Indenture which are created or assumed contemporaneously with, or within one year after, such acquisition (or in the case of property constructed, altered or improved, after the completion and commencement of commercial operation of such property, whichever is later) to secure or provide for the payment of any part of the purchase price of such property or the cost of such construction, alteration or improvement, it being understood that if a commitment for such a financing is obtained prior to or within such one year period, the applicable Lien shall be deemed to be included in this clause (3) whether or not such Lien is created within such one year period; provided that in the case of any such construction, alteration or improvement the Lien shall not apply to any property theretofore owned by the Company or any Subsidiary of the Company, other than (i) the property so altered or improved and (i) any theretofore unimproved real property on which the property so constructed or altered, or the improvement, is located;

                  (4) Liens on any property existing at the time of acquisition thereof (including Liens on any property acquired from or held by a Person which is consolidated or amalgamated with or merged with or into the Company or a Subsidiary of the Company) and Liens outstanding at the time any Person becomes a Subsidiary of the Company that are not incurred in connection with such entity becoming a Subsidiary of the Company;

                  (5) Liens in favor of the Company or any Subsidiary of the Company;

                  (6) Liens on any property (i) in favor of the United States, any State thereof, any foreign country or any department, agency, instrumentality or political subdivision of any such jurisdiction, to secure partial, progress, advance or other payments pursuant to any contract or statute, (ii) securing any indebtedness incurred for the purpose of financing all or any part of the purchase price or the cost of constructing, installing or improving the property subject to such Liens, including, without limitation, Liens to secure Debt of the pollution control or industrial revenue bond type, or (iii) securing indebtedness issued or guaranteed by the United States, any State thereof, any foreign country, or any department, agency, instrumentality or political subdivision of any such jurisdiction;

                  (7) Permitted Liens; and

                  (8) any extension, renewal, or replacement (or successive extensions, renewals or replacements), in whole or in part, of any Lien referred to in any of the foregoing clauses (1), (2), (3), (4), (5), and (7); provided, however, that the principal amount of Debt secured thereby shall not exceed the principal amount of Debt so secured at the time of such extension, renewal or replacement, together with the reasonable costs related to such extension, renewal or replacement, and that such extension, renewal or replacement shall be limited to all or a part of the property which secured the Lien so extended, renewed or replaced (plus improvements on such property).

Notwithstanding the foregoing provisions of this Section 10.5, the Company and any Subsidiary of the Company may issue, assume or guarantee secured Debt, which would otherwise be subject to the foregoing restrictions, in an aggregate amount which, together with all other such secured Debt and together with the aggregate amount of Attributable Indebtedness of the Company and its Subsidiaries deemed to be outstanding in respect of all Sale-Leaseback Transactions (excluding any such Sale-Leaseback Transactions the proceeds of which have been applied in accordance with clauses (a), (b) or (c) of Section 10.6) does not exceed 15% of Consolidated Net Worth, as shown on a consolidated balance sheet, as of a date not more than 150 days prior to the proposed transaction, prepared by the Company in accordance with generally accepted accounting principles.

Section 10.6. Restriction of Sale-Leaseback Transactions.

         The Company shall not, and shall not permit any Subsidiary of the Company to, enter into any Sale-Leaseback Transaction with any Person (other than the Company or a Subsidiary) unless:

                           (a) at the time of entering into such Sale-Leaseback
                  Transaction, the Company or such Subsidiary would be entitled to incur Debt, in a principal amount equal to the Attributable Indebtedness with respect to such Sale-Leaseback Transaction, secured by a Lien on the property subject to such Sale-Leaseback Transaction, pursuant to Section 10.5 without equally and ratably securing the Securities pursuant to such Section; or

                           (b) after the Issue Date and within a period
                  commencing six months prior to the consummation of such Sale-Leaseback Transaction and ending six months after the consummation thereof, the Company or such Subsidiary shall have expended for property used or to be used in the ordinary course of business of the Company or such Subsidiary (including amounts expended for additions, expansions, alterations, repairs and improvements thereto) an amount equal to all or a portion of the net proceeds of such Sale-Leaseback Transaction, and the Company shall have elected to designate such amount as a credit against such Sale-Leaseback Transaction (with any such amount not being so designated to be applied as set forth in clause (c) below; or

                           (c) during the 12-month period after the effective
                  date of such Sale-Leaseback Transaction, the Company shall have applied to the voluntary defeasance or retirement of Securities or any pari passu indebtedness of the Company an amount equal to the net proceeds of the sale or transfer of the real or personal property leased in such Sale-Leaseback Transaction, which amount shall not be less than the fair value of such property at the time of entering into such Sale-Leaseback Transaction (adjusted to reflect the remaining term of the lease and any amount expended by the Company as set forth in clause (b) above), less an amount equal to the principal amount of Securities and pari passu indebtedness voluntarily defeased or retired by the Company within such 12-month period and not designated as a credit against any other Sale-Leaseback Transaction entered into by the Company or any Subsidiary of the Company during such period.

Section 10.7. Statement by Officers as to Default.

         Annually, within 150 days after the close of each fiscal year beginning with the first fiscal year during which one or more series of Securities are Outstanding, the Company and, if any Securities of a series to which Article Fourteen has been made applicable are Outstanding, the Guarantor will deliver to the Trustee a brief certificate (which need not include the statements set forth in Section 1.3) from the principal executive officer, principal financial officer or principal accounting officer of the Company and, if applicable, the Guarantor as to his or her knowledge of the Company's or the Guarantor's, as the case may be, compliance (without regard to any period of grace or requirement of notice provided herein) with all conditions and covenants under the Indenture and, if the Company or the Guarantor, as the case may be, shall be in Default, specifying all such Defaults and the nature and status thereof of which such officer has knowledge.

Section 10.8. Waiver of Certain Covenants.

         The Company may omit in any particular instance to comply with any term, provision or condition set forth in Section 10.4, 10.5 or 10.6 with respect to the Securities of any series if before the time for such compliance the Holders of at least a majority in aggregate principal amount of the Outstanding Securities of all affected series (voting as one class) shall, by Act of such Holders, either waive such compliance in such instance or generally waive compliance with such term, provision or condition, but no such waiver shall extend to or affect such term, provision or condition except to the extent so expressly waived, and, until such waiver shall become effective, the obligations of the Company and the duties of the Trustee in respect of any such term, provision or condition shall remain in full force and effect.

         A waiver which changes or eliminates any term, provision or condition of this Indenture which has expressly been included solely for the benefit of one or more particular series of Securities, or which modifies the rights of the Holders of Securities of such series with respect to such term, provision or condition, shall be deemed not to affect the rights under this Indenture of the Holders of Securities of any other series.

Section 10.9. Additional Amounts.

         If the Securities of a series provide for the payment of additional amounts (as provided in Section 3.1(17)), at least 10 days prior to the first Interest Payment Date with respect to that series of Securities and at least 10 days prior to each date of payment of principal of, premium, if any, or interest on the Securities of that series if there has been a change with respect to the matters set forth in the below-mentioned Officer's Certificate, the Company shall furnish to the Trustee and the principal Paying Agent, if other than the Trustee, an Officer's Certificate instructing the Trustee and such Paying Agent whether such payment of principal of, premium, if any, or interest on the Securities of that series shall be made to holders of the Securities of that series without withholding or deduction for or on account of any tax, assessment or other governmental charge described in the Securities of that series. If any such withholding or deduction shall be required, then such Officer's Certificate shall specify by country the amount, if any, required to be withheld or deducted on such payments to such holders and shall certify the fact that additional amounts will be payable and the amounts so payable to each holder, and the Company shall pay to the Trustee or such Paying Agent the additional amounts required to be paid by this Section. The Company covenants to indemnify the Trustee and any Paying Agent for, and to hold them harmless against, any loss, liability or expense reasonably incurred without negligence or bad faith on their part arising out of or in connection with actions taken or omitted by any of them in reliance on any Officer's Certificate furnished pursuant to this
Section 10.9.

         Whenever in this Indenture there is mentioned, in any context, the payment of the principal of or any premium, interest or any other amounts on, or in respect of, any Securities of any series, such mention shall be deemed to include mention of the payment of additional amounts provided by the terms of such series established hereby or pursuant hereto to the extent that, in such context, additional amounts are, were or would be payable in respect thereof pursuant to such terms, and express mention of the payment of additional amounts (if applicable) in any provision hereof shall not be construed as excluding the payment of additional amounts in those provisions hereof where such express mention is not made.

                                 ARTICLE ELEVEN
                            REDEMPTION OF SECURITIES

Section 11.1. Applicability of Article.

         Securities of any series which are redeemable before their Stated Maturity shall be redeemable in accordance with their terms and (except as otherwise specified as contemplated by Section 3.1 for Securities of any series) in accordance with this Article Eleven.

Section 11.2. Election to Redeem; Notice to Trustee.

         The election of the Company to redeem any Securities shall be evidenced by a Board Resolution. In case of any redemption at the election of the Company of less than all the Securities of any series, the Company shall, at least 15 days prior to the last date for the giving of notice of such redemption (unless a shorter notice shall be satisfactory to the Trustee), notify the Trustee of such Redemption Date and of the principal amount of Securities of such series to be redeemed and, if applicable, of the tenor of the Securities to be redeemed. In the case of any redemption of Securities (a) prior to the expiration of any restriction on such redemption provided in the terms of such Securities or elsewhere in this Indenture or (b) pursuant to an election of the Company that is subject to a condition specified in the terms of the Securities of the series to be redeemed, the Company shall furnish the Trustee with an Officer's Certificate evidencing compliance with such restriction or condition.

Section 11.3. Selection by Trustee of Securities to Be Redeemed.

         If less than all the Securities of any series are to be redeemed (unless all of the Securities of such series and of a specified tenor are to be redeemed), the particular Securities to be redeemed shall be selected not more than 45 days prior to the Redemption Date by the Trustee, from the Outstanding Securities of such series not previously called for redemption, by such method as the Trustee shall deem fair and appropriate and which may provide for the selection for redemption of portions (equal to the minimum authorized denomination for Securities of that series or any integral multiple thereof) of the principal amount of Securities of such series of a denomination larger than the minimum authorized denomination for Securities of that series.

         The Trustee shall promptly notify the Company in writing of the Securities selected for redemption and, in the case of any Securities selected for partial redemption, the principal amount thereof to be redeemed. If the Securities of any series to be redeemed consist of Securities having different dates on which the principal is payable or different rates of interest, or different methods by which interest may be determined or have any other different tenor or terms, then the Company may, by written notice to the Trustee, direct that the Securities of such series to be redeemed shall be selected from among the groups of such Securities having specified tenor or terms and the Trustee shall thereafter select the particular Securities to be redeemed in the manner set forth in the preceding paragraph from among the group of such Securities so specified.

         For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to the redemption of Securities shall relate, in the case of any Securities redeemed or to be redeemed only in part, to the portion of the principal amount of such Securities which has been or is to be redeemed.

Section 11.4. Notice of Redemption.

         Notice of redemption shall be given by first-class mail, postage prepaid, mailed not less than 30 nor more than 60 days prior to the Redemption Date, to each Holder of Securities to be redeemed, at his address appearing in the Security Register.

         All notices of redemption shall state:

                  (1) the Redemption Date, (2) the Redemption Price, or if not then ascertainable, the manner of calculation thereof,

                  (3) if less than all the Outstanding Securities of any series are to be redeemed, the identification (and, in the case of partial redemption, the principal amounts) of the particular Securities to be redeemed,

                  (4) that on the Redemption Date the Redemption Price will become due and payable upon each such Security to be redeemed and, if applicable, that interest thereon will cease to accrue on and after said date,

                  (5) the place or places where such Securities are to be surrendered for payment of the Redemption Price, and

                  (6) that the redemption is for a sinking fund, if such is the case.

Notice of redemption of Securities to be redeemed at the election of the Company shall be given by the Company or, at the Company's request, by the Trustee in the name and at the expense of the Company.

Section 11.5. Deposit of Redemption Price.

         Prior to any Redemption Date, the Company shall deposit with the Trustee or with a Paying Agent (or, if the Company is acting as its own Paying Agent, segregate and hold in trust as provided in Section 10.3) an amount of money sufficient to pay the Redemption Price of, and (except if the Redemption Date shall be an Interest Payment Date) accrued interest on, all the Securities which are to be redeemed on that date.

Section 11.6. Securities Payable on Redemption Date.

         Notice of redemption having been given as aforesaid, the Securities so to be redeemed shall, on the Redemption Date, become due and payable at the Redemption Price therein specified, and from and after such date (unless the Company shall default in the payment of the Redemption Price and accrued interest) such Securities shall cease to bear interest. Upon surrender of any such Security for redemption in accordance with said notice, such Security shall be paid by the Company at the Redemption Price, together with accrued interest to the Redemption Date; provided, however, that unless otherwise specified with respect to Securities of any series as contemplated in Section 3.1, installments of interest whose Stated Maturity is on or prior to the Redemption Date shall be payable to the Holders of such Securities, or one or more Predecessor Securities, registered as such at the close of business on the relevant Record Dates according to their terms and the provisions of Section 3.7.

         If any Security called for redemption shall not be so paid upon surrender thereof for redemption, the principal (and premium, if any) shall, until paid, bear interest from the Redemption Date at the rate prescribed therefor in the Security.

Section 11.7. Securities Redeemed in Part.

         Any Security which is to be redeemed only in part shall be surrendered at a Place of Payment therefor (with, if the Company or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by, the Holder thereof or his attorney duly authorized in writing), and the Company shall execute, and the Trustee shall authenticate and deliver to the Holder of such Security without service charge, a new Security or Securities of the same series and tenor, of any authorized denomination as requested by such Holder, in aggregate principal amount equal to and in exchange for the unredeemed portion of the principal of the Security so surrendered.

                                 ARTICLE TWELVE
                                  SINKING FUNDS

Section 12.1. Applicability of Article.

         The provisions of this Article Twelve shall be applicable to any sinking fund for the retirement of Securities of a series except as otherwise specified as contemplated by Section 3.1 for Securities of such series.

         The minimum amount of any sinking fund payment provided for by the terms of Securities of any series is herein referred to as a "mandatory sinking fund payment", and any payment in excess of such minimum amount provided for by the terms of Securities of any series is herein referred to as an "optional sinking fund payment." If provided for by the terms of Securities of any series, the cash amount of any sinking fund payment may be subject to reduction as provided in Section 12.2. Each sinking fund payment shall be applied to the redemption of Securities of any series as provided for by the terms of Securities of such series.

Section 12.2. Satisfaction of Sinking Fund Payments with Securities.

         The Company (a) may deliver Outstanding Securities of a series (other than any previously called for redemption) and (b) may apply as a credit Securities of a series which have been redeemed either at the election of the Company pursuant to the terms of such Securities or through the application of permitted optional sinking fund payments pursuant to the terms of such Securities, in each case in satisfaction of all or any part of any sinking fund payment with respect to the Securities of such series required to be made pursuant to the terms of such Securities as provided for by the terms of such series; provided that such Securities have not been previously so credited. Such Securities shall be received and credited for such purpose by the Trustee at the Redemption Price specified in such Securities for redemption through operation of the sinking fund and the amount of such sinking fund payment shall be reduced accordingly.

Section 12.3. Redemption of Securities for Sinking Fund.

         Not less than 45 days prior to each sinking fund payment date for any series of Securities (unless a shorter period shall be satisfactory to the Trustee), the Company will deliver to the Trustee an Officer's Certificate specifying the amount of the next ensuing sinking fund payment for that series pursuant to the terms of that series, the portion thereof, if any, which is to be satisfied by payment of cash and the portion thereof, if any, which is to be satisfied by delivering and crediting Securities of that series pursuant to
Section 12.2 and stating the basis for such credit and that such Securities have not been previously so credited, and will also deliver to the Trustee any Securities to be so delivered. Not less than 30 days before each such sinking fund payment date the Trustee shall select the Securities to be redeemed upon such sinking fund payment date in the manner specified in Section 11.3 and cause notice of the redemption thereof to be given in the name of and at the expense of the Company in the manner provided in Section 11.4. Such notice having been duly given, the redemption of such Securities shall be made upon the terms and in the manner stated in Sections 11.6 and 11.7.

                                ARTICLE THIRTEEN
                                   DEFEASANCE

Section 13.1. Applicability of Article.

         The provisions of this Article shall be applicable to each series of Securities except as otherwise specified as contemplated by Section 3.1 for Securities of such series.

Section 13.2. Legal Defeasance.

         In addition to discharge of the Indenture pursuant to Section 4.1, the Company shall be deemed to have paid and discharged the entire indebtedness on all the Securities of such a series on the 91st day after the date of the deposit referred to in clause (1) below (and the Trustee, at the expense of the Company, shall upon a Company Request execute proper instruments acknowledging same), and the provisions of this Indenture with respect to the Securities of such series shall no longer be in effect, except for the following which shall survive until otherwise terminated or discharged hereunder: (A) the rights of Holders of Outstanding Securities of such series to receive, solely from the trust fund described in Section 13.4 and as more fully set forth in such Section, payments in respect of the principal of and any premium and interest on such Securities when such payments are due, (B) the Company's obligations with respect to such Securities under Sections 3.4, 3.5, 3.6, 10.2 and 10.3, (C) the rights, powers, trusts, duties, and immunities of the Trustee hereunder and (D) this Article Thirteen, if the conditions set forth below are satisfied (hereinafter, "defeasance"):

                  (1) The Company has irrevocably deposited or caused to be deposited with the Trustee (or another trustee satisfying the requirements of Section 6.9 who shall agree to comply with the provisions of this Article Thirteen applicable to it) as trust funds in trust for the purposes of making the following payments, specifically pledged as security for, and dedicated solely to, the benefit of the Holders of the Securities of such series (i) cash in an amount, or (ii) in the case of any series of Securities the payments on which may only be made in legal coin or currency of the United States, U.S. Government Obligations which through the scheduled payment of principal and interest in respect thereof in accordance with their terms will provide, not later than one day before the due date of any payment, cash in an amount, or (iii) a combination thereof, sufficient, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, to pay and discharge (a) the principal of and any premium and interest on and each installment of principal of and any premium and interest on the Outstanding Securities of such series on the Stated Maturity of such principal or installment of principal or interest, as the case may be, or on any Redemption Date established pursuant to clause (3) below, and (b) any mandatory sinking fund or analogous payments on the dates on which such payments are due and payable in accordance with the terms of the Indenture and the Securities of such series;

                  (2) The Company has delivered to the Trustee an Opinion of Counsel based on the fact that (a) the Company has received from, or there has been published by, the Internal Revenue Service a ruling, or
         (b) since the date hereof, there has been a change in the applicable federal income tax law, in either case to the effect that, and such opinion shall confirm that, the holders of the Securities of such series will not recognize income, gain or loss for federal income tax purposes as a result of such deposit and defeasance and will be subject to federal income tax on the same amount and in the same manner and at the same times, as would have been the case if such deposit and defeasance had not occurred;

                  (3) If the Securities are to be redeemed prior to Stated Maturity (other than from mandatory sinking fund payments or analogous payments), notice of such redemption shall have been duly given pursuant to this Indenture or provision therefor satisfactory to the Trustee shall have been made;

                  (4) No Default or Event of Default shall have occurred and be continuing on the date of such deposit;

                  (5) Such defeasance shall be effected in compliance with any additional terms, conditions or limitations which may be imposed on the Company in connection therewith pursuant to Section 3.1; and

                  (6) The Company has delivered to the Trustee an Officer's Certificate and an Opinion of Counsel, each stating that all conditions precedent provided for relating to the defeasance contemplated by this provision have been complied with.

For this purpose, such defeasance means that the Company, the Guarantor (if applicable) and any other obligor upon the Securities of such series shall be deemed to have paid and discharged the entire debt represented by the Securities of such series, which shall thereafter be deemed to be "Outstanding" only for the purposes of Section 13.4 and the rights and obligations referred to in clauses (A) through (D), inclusive, of the first paragraph of this Section 13.2, and to have satisfied all its other obligations under the Securities of such series and this Indenture insofar as the Securities of such series are concerned.

         Notwithstanding the foregoing, if an Event of Default specified in Subsection 5.1(4) or 5.1(5), or an event which with lapse of time would become such an Event of Default, shall occur during the period ending on the 91st day after the date of the deposit referred to in clause (1) or, if longer, ending on the day following the expiration of the longest preference period applicable to the Company in respect of such deposit, then, effective upon such occurrence, the defeasance pursuant to this Section 13.2 and such deposit shall be rescinded and annulled, and the Company, the Guarantor (if applicable), the Trustee and the Holders of the Securities of such series shall be restored to their former positions.

Section 13.3. Covenant Defeasance.

         The Company, the Guarantor (if applicable) and any other obligor, if any, shall be released on the 91st day after the date of the deposit referred to in clause (1) below from its obligations under Sections 7.4, 8.1, 10.4, 10.5 and
10.6 with respect to the Securities of any series on and after the date the conditions set forth below are satisfied (hereinafter, "covenant defeasance"), and the Securities of such series shall thereafter be deemed to be not "Outstanding" for the purposes of any request, demand, authorization, direction, notice, waiver, consent or declaration or other action or Act of Holders (and the consequences of any thereof) in connection with such covenants, but shall continue to be deemed Outstanding for all other purposes hereunder. For this purpose, such covenant defeasance means that, with respect to the Securities of such series, the Company may omit to comply with and shall have no liability in respect of any term, condition or limitation set forth in any such Section, whether directly or indirectly by reason of any reference elsewhere herein to such Section or by reason of any reference in such Section to any other provision herein or in any other document and such omission to comply shall not constitute a Default or an Event of Default under Section 5.1, but, except as specified above, the remainder of this Indenture and the Securities of such series shall be unaffected thereby. The following shall be the conditions to application of this Section 13.3;

                  (1) The Company has irrevocably deposited or caused to be deposited with the Trustee (or another trustee satisfying the requirements of Section 6.9 who shall agree to comply with the provisions of this Article Thirteen applicable to it) as trust funds in trust for the purpose of making the following payments, specifically pledged as security for, and dedicated solely to, the benefit of the Holders of the Securities of such series (i) cash in an amount, or (ii) in the case of any series of Securities the payments on which may only be made in legal coin or currency of the United States, U.S. Government Obligations which through the scheduled payment of principal and interest in respect thereof in accordance with their terms will provide, not later than one day before the due date of any payment, cash in an amount, or (iii) a combination thereof, sufficient, in the opinion of a nationally recognized firm of independent public accounts expressed in a written certification thereof delivered to the Trustee, to pay and discharge (a) the principal of and any premium and interest on and each installment of principal of and any premium and interest on the Outstanding Securities of such series on the Stated Maturity of such principal or installment of principal or interest, as the case may be, or on any Redemption Date established pursuant to clause (2) below, and (b) any mandatory sinking fund payments on the date on which such payments are due and payable in accordance with the terms of the Indenture and the Securities of such series;

                  (2) If the Securities are to be redeemed prior to Stated Maturity (other than from mandatory sinking fund payments or analogous payments), notice of such redemption shall have been duly given pursuant to this Indenture or provision therefor satisfactory to the Trustee shall have been made;

                  (3) No Event of Default, or an event which with notice or lapse of time or both would become such an Event of Default, shall have occurred and be continuing on the date of such deposit;

                  (4) The Company shall have delivered to the Trustee an Opinion of Counsel which shall confirm that the holders of the Securities of such series will not recognize income, gain or loss for federal income tax purposes as a result of such deposit and covenant defeasance and will be subject to federal income tax on the same amount and the same manner and at the same times, as would have been the case if such deposit and covenant defeasance had not occurred;

                  (5) Such defeasance shall be effected in compliance with any additional terms, conditions or limitations which may be imposed on the Company in connection therewith pursuant to Section 3.1; and

                  (6) The Company shall have delivered to the Trustee an Officer's Certificate and an Opinion of Counsel stating that all conditions precedent provided for relating to the covenant defeasance contemplated by this provision have been complied with.

Notwithstanding the foregoing, if an Event of Default specified in Subsection 5.1(4) or 5.1(5), or an event which with lapse of time would become such an Event of Default, shall occur during the period ending on the 91st day after the date of the deposit referred to in clause (1) or, if longer, ending on the day following the expiration of the longest preference period applicable to the Company in respect of such deposit, then, effective upon such occurrence, the defeasance pursuant to this Section 13.3 and such deposit shall be rescinded and annulled, and the Company, the Guarantor (if applicable), the Trustee and the Holders of the Securities of such series shall be restored to their former positions.

Section 13.4. Deposited Money and U.S. Government Obligations to be Held in
Trust.

         Subject to the provisions of the last paragraph of Section 10.3, all money and U.S. Government Obligations (including the proceeds thereof) deposited with the Trustee (or other qualifying trustee - collectively, for purposes of this Section 13.4, the "Trustee") pursuant to
Section 13.2 or 13.3 in respect of the Outstanding Securities of such series shall be held in trust and applied by the Trustee, in accordance with the provisions of such Securities and this Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as its own Paying Agent), to the Holders of such Securities, of all sums due and to become due thereon in respect of principal and any premium and interest, but such money need not be segregated from other funds except to the extent required by law.

         The Company shall pay and indemnify the Trustee against any tax, fee or other charge imposed on or assessed against the U.S. Government Obligations deposited pursuant to Section 13.2 or 13.3 or the principal and interest received in respect thereof other than any such tax, fee or other charge which by law is for the account of the Holders of the Outstanding Securities of such series.

Section 13.5. Repayment to Company; Qualifying Trustee.

         The Trustee and any Paying Agent promptly shall pay or return to the Company upon Company Request any money and U.S. Government Obligations held by them at any time that, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee (which may be the same certification given at the time of the deposit pursuant to Section 13.2 or 1303, as applicable), are not required for the payment of the principal of and any interest on the Securities of any series for which money or U.S. Government Obligations have been deposited pursuant to Section 13.2 or 13.3.

         The provisions of the last paragraph of Section 10.3 shall apply to any money held by the Trustee or any Paying Agent under this Article Thirteen that remains unclaimed for one year after the Maturity of any series of Securities for which money or U.S. Government obligations have been deposited pursuant to
Section 13.2 or 13.3.

         Any trustee appointed pursuant to Section 13.2 or 13.3 for the purpose of holding trust funds deposited pursuant to that Section shall be appointed under an agreement in form acceptable to the Trustee and shall provide to the Trustee a certificate of such trustee, upon which certificate the Trustee shall be entitled to conclusively rely, that all conditions precedent provided for herein to the related defeasance or covenant defeasance have been complied with. In no event shall the Trustee be liable for any acts or omissions of said trustee.

                                ARTICLE FOURTEEN
                             GUARANTEE OF SECURITIES

Section 14.1. Unconditional Guarantee.

         For value received, the Guarantor hereby fully, irrevocably, unconditionally and absolutely guarantees to the Holders of Securities of each series to which this Article Fourteen has been made applicable as provided in
Section 3.1(22) and to the Trustee the due and punctual payment of the principal of, and premium, if any, and interest on such Securities, and all other amounts due and payable under this Indenture and such Securities by the Company to the Trustee or such Holders (including, without limitation, all costs and expenses (including reasonable legal fees and disbursements) incurred by the Trustee or such Holders in connection with the enforcement of this Indenture and the Guarantee) (collectively, the "Indenture Obligations"), when and as such principal, premium, if any, interest, if any, and other amounts shall become due and payable, whether at the Stated Maturity, upon redemption or by declaration of acceleration or otherwise, according to the terms of such Securities and this Indenture. The guarantees by the Guarantor set forth in this Article Fourteen are referred to herein as the "Guarantee." Without limiting the generality of the foregoing, the Guarantor's liability shall extend to all amounts that constitute part of the Indenture Obligations and would be owed by the Company to the Trustee or such Holders under this Indenture and such Securities but for the fact that they are unenforceable, reduced, limited, impaired, suspended or not allowable due to the existence of a bankruptcy, reorganization or similar proceeding involving the Company.

         Failing payment when due of any amount guaranteed pursuant to the Guarantee, for whatever reason, the Guarantor will be obligated (to the fullest extent permitted by applicable law) to pay the same immediately to the Trustee, without set-off or counterclaim or other reduction whatsoever (whether for taxes, withholding or otherwise). The Guarantee hereunder is intended to be a general, unsecured, senior obligation of the Guarantor and will rank pari passu in right of payment with all unsecured indebtedness of the Guarantor that is not, by its terms, expressly subordinated in right of payment to the Guarantee of the Guarantor. The Guarantor hereby agrees that, to the fullest extent permitted by applicable law, its obligations hereunder shall be full, irrevocable, unconditional and absolute, irrespective of the validity, regularity or enforceability of such Securities, the Guarantee or this Indenture, the absence of any action to enforce the same, any waiver or consent by any such Holder with respect to any provisions hereof or thereof, the recovery of any judgment against the Company, any action to enforce the same or any other circumstance which might otherwise constitute a legal or equitable discharge or defense of the Guarantor. The Guarantor hereby agrees that in the event of a default in payment of the principal of, or premium, if any, or interest on such Securities, or any other amounts payable under this Indenture and such Securities by the Company to the Trustee or the Holders thereof, whether at the Stated Maturity, upon redemption or by declaration of acceleration or otherwise, legal proceedings may be instituted by the Trustee on behalf of such Holders or, subject to Section 5.7 hereof, by such Holders, on the terms and conditions set forth in this Indenture, directly against the Guarantor to enforce the Guarantee without first proceeding against the Company.

         To the fullest extent permitted by applicable law, the obligations of the Guarantor under this Article Fourteen shall be as aforesaid full, irrevocable, unconditional and absolute and shall not be impaired, modified, discharged, released or limited by any occurrence or condition whatsoever, including, without limitation, (i) any compromise, settlement, release, waiver, renewal, extension, indulgence or modification of, or any change in, any of the obligations and liabilities of the Company or the Guarantor contained in any of such Securities or this Indenture, (ii) any impairment, modification, release or limitation of the liability of the Company, the Guarantor or any of their estates in bankruptcy, or any remedy for the enforcement thereof, resulting from the operation of any present or future provision of any applicable Bankruptcy Law, as amended, or other statute or from the decision of any court, (iii) the assertion or exercise by the Trustee or any such Holder of any rights or remedies under any of such Securities or this Indenture or their delay in or failure to assert or exercise any such rights or remedies, (iv) the assignment or the purported assignment of any property as security for any of such Securities, including all or any part of the rights of the Company or the Guarantor under this Indenture, (v) the extension of the time for payment by the Company or the Guarantor of any payments or other sums or any part thereof owing or payable under any of the terms and provisions of any of such Securities or this Indenture or of the time for performance by the Company or the Guarantor of any other obligations under or arising out of any such terms and provisions or the extension or the renewal of any thereof, (vi) the modification or amendment (whether material or otherwise) of any duty, agreement or obligation of the Company or the Guarantor set forth in this Indenture, (vii) the voluntary or involuntary liquidation, dissolution, sale or other disposition of all or substantially all of the assets, marshaling of assets and liabilities, receivership, insolvency, bankruptcy, assignment for the benefit of creditors, reorganization, arrangement, composition or readjustment, rehabilitation or relief of, or other similar proceeding affecting, the Company or the Guarantor or any of their respective assets, or the disaffirmance of any of such Securities, the Guarantee or this Indenture in any such proceeding, (viii) the release or discharge of the Company or the Guarantor from the performance or observance of any agreement, covenant, term or condition contained in any of such instruments by operation of law, (ix) the unenforceability of any of such Securities, the Guarantee or this Indenture, (x) any change in the name, business, capital structure, corporate existence, or ownership of the Company or the Guarantor, or (xi) any other circumstance which might otherwise constitute a defense available to, or a legal or equitable discharge of, a surety or the Guarantor.

         To the fullest extent permitted by applicable law, the Guarantor hereby
(i) waives diligence, presentment, demand of payment, notice of acceptance, filing of claims with a court in the event of the merger, insolvency or bankruptcy of the Company or the Guarantor, and all demands and notices whatsoever, (ii) acknowledges that any agreement, instrument or document evidencing the Guarantee may be transferred and that the benefit of its obligations hereunder shall extend to each holder of any agreement, instrument or document evidencing the Guarantee without notice to them and (iii) covenants that its Guarantee will not be discharged except by complete performance of the Guarantee. To the fullest extent permitted by applicable law, the Guarantor further agrees that if at any time all or any part of any payment theretofore applied by any Person to any Guarantee is, or must be, rescinded or returned for any reason whatsoever, including without limitation, the insolvency, bankruptcy or reorganization of the Guarantor, such Guarantee shall, to the extent that such payment is or must be rescinded or returned, be deemed to have continued in existence notwithstanding such application, and the Guarantee shall continue to be effective or be reinstated, as the case may be, as though such application had not been made.

         The Guarantor shall be subrogated to all rights of the Holders and the Trustee against the Company in respect of any amounts paid by the Guarantor pursuant to the provisions of this Indenture; provided, however, that the Guarantor shall not be entitled to enforce or to receive any payments arising out of, or based upon, such right of subrogation with respect to any of such Securities until all of such Securities and the Guarantee shall have been indefeasibly paid in full or discharged.

         A director, officer, employee or stockholder, as such, of the Guarantor shall not have any liability for any obligations of the Guarantor under this Indenture or for any claim based on, in respect of or by reason of such obligations or their creation.

         To the fullest extent permitted by applicable law, no failure to exercise and no delay in exercising, on the part of the Trustee or the Holders, any right, power, privilege or remedy under this Article Fourteen and the Guarantee shall operate as a waiver thereof, nor shall any single or partial exercise of any rights, power, privilege or remedy preclude any other or further exercise thereof, or the exercise of any other rights, powers, privileges or remedies. The rights and remedies herein provided for are cumulative and not exclusive of any rights or remedies provided in law or equity. Nothing contained in this Article Fourteen shall limit the right of the Trustee or the Holders to take any action to accelerate the maturity of such Securities pursuant to Article Five or to pursue any rights or remedies hereunder or under applicable law.

Section 14.2. Execution and Delivery of Notation of Guarantee

         To further evidence the Guarantee, the Guarantor hereby agrees that a notation of such Guarantee may be endorsed on each Security of a series to which this Article Fourteen has been made applicable authenticated and delivered by the Trustee and executed by either manual or facsimile signature of an officer of the Guarantor.

         The Guarantor hereby agrees that its Guarantee of Securities of a series to which this Article Fourteen has been made applicable shall remain in full force and effect notwithstanding any failure to endorse on any such Security a notation relating to the Guarantee thereof.

         If an officer of the Guarantor whose signature is on this Indenture or a Security no longer holds that office at the time the Trustee authenticates such Security or at any time thereafter, the Guarantor's Guarantee of such Security shall be valid nevertheless.

         The delivery by the Trustee of any Security of a series to which this Article Fourteen has been made applicable, after the authentication thereof under this Indenture, shall constitute due delivery of the Guarantee set forth in this Indenture on behalf of the Guarantor.

Section 14.3. Reports by Guarantor.

         In addition to the certificates delivered to the Trustee pursuant to
Section 10.7, the Guarantor shall file with the Trustee and the Commission, and transmit to Holders of Outstanding Securities of each series to which this Article Fourteen has been made applicable, such information, documents and other reports, and such summaries thereof, as may be required pursuant to the Trust Indenture Act at the times and in the manner provided pursuant thereto; provided that any such information, documents or reports required to be filed with the Commission pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended, shall be filed with the Trustee within 15 days after the same is so required to be filed with the Commission.



                                       ***



This instrument may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed, and their respective corporate seals to be hereunto affixed and attested, all as of the day and year first above written.

                                     The COMMON SEAL of                       )
                                     WEATHERFORD INTERNATIONAL LTD.,          )
                                     as Issuer,                               )
                                     was hereunto affixed in the presence of  )


                                     -----------------------------------------
                                     Name:
                                          ------------------------------------
                                     Title:
                                           -----------------------------------


                                     [                      ], as Trustee


                                     By:
                                        --------------------------------------
                                     Name:
                                          ------------------------------------
                                     Title:
                                           -----------------------------------


                                     WEATHERFORD INTERNATIONAL, INC.,
                                     as Guarantor



                                     By:
                                        --------------------------------------
                                     Name:
                                          ------------------------------------
                                     Title:
                                           -----------------------------------